                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                               File No. 2-28871
                                                              File No. 811-1485

                                                                       -----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X
                                                                       -----

                                                                       -----
         Pre-Effective Amendment No.
                                               -----                   -----

                                                                       -----
         Post-Effective Amendment No.           56                       X
                                               -----                   -----

                                       AND

                                                                       -----
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X
                                                                       -----

                                                                       -----
         Amendment No.                56                                 X
                                    -----                              -----

                      DELAWARE GROUP EQUITY FUNDS III, INC.
                   (formerly Delaware Group Trend Fund, Inc.)
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              1818 Market Street, Philadelphia, Pennsylvania      19103
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)

Registrant's Telephone Number, including Area Code:              (215) 255-2923
                                                                 --------------

     George M. Chamberlain, Jr., 1818 Market Street, Philadelphia, PA 19103
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                            August 29, 1997
                                                                ---------------

It is proposed that this filing will become effective:

                    immediately upon filing pursuant to paragraph (b)
           -----
             X     on August 29, 1997 pursuant to paragraph (b)
           -----
                    60 days after filing pursuant to paragraph (a)(1)
           -----
                    on (date) pursuant to paragraph (a)(1)
           -----
                    75 days after filing pursuant to paragraph (a)(2)
           -----
                    on (date) pursuant to paragraph (a)(2) of Rule 485
           -----

     Registrant has registered an indefinite amount of securities under the
                Securities Act of 1933 pursuant to Section 24(f) ofthe Investment Company Act of 1940. Registrant's 24f-2 Notice for its
              most recent fiscal year was filed on August 27, 1997.

                             --- C O N T E N T S ---


This Post-Effective Amendment No. 56 to Registration File No. 2-28871 includes the following:


  1.    Facing Page

  2.    Contents Page

  3.    Cross-Reference Sheet

  4.    Part A - Prospectuses

  5.    Part B - Statement of Additional Information

  6.    Part C - Other Information

  7.    Signatures

                             CROSS-REFERENCE SHEET*
                             ----------------------

                                     PART A
                                     ------

                                                                                            Location in
 Item No.     Description                                                                   Prospectuses
 --------     -----------                                                                   ------------
                                                                                   A Class/                Institutional
                                                                                   B Class/                    Class
                                                                                    C Class

    1         Cover Page..................................................           Cover                     Cover

    2         Synopsis....................................................         Synopsis;                 Synopsis;
                                                                                    Summary                   Summary
                                                                                  of Expenses              of Expenses

    3         Condensed Financial Information.............................         Financial                 Financial
                                                                                  Highlights                Highlights

    4         General Description of Registrant ..........................        Investment                Investment
                                                                                Objective and              Objective and
                                                                               Policies; Shares;         Policies; Shares;
                                                                               Other Investment          Other Investment
                                                                               Policies and Risk         Policies and Risk
                                                                                Considerations            Considerations

    5         Management of the Fund .....................................      Management of              Management of
                                                                                   the Fund                  the Fund

    6         Capital Stock and Other Securities .........................       The Delaware              Dividends and
                                                                                  Difference;             Distributions;
                                                                                 Dividends and             Taxes; Shares
                                                                                Distributions;
                                                                                 Taxes; Shares

    7         Purchase of Securities Being Offered........................          Cover;                    Cover;
                                                                              Classes of Shares;        Classes of Shares;
                                                                                  How to Buy                How to Buy
                                                                              Shares; Calculation             Shares;
                                                                               of Offering Price          Calculation of
                                                                              and Net Asset Value        Net Asset Value;
                                                                                  Per Share;                Per Share;
                                                                                 Management of             Management of
                                                                                   the Fund                  the Fund


                             CROSS-REFERENCE SHEET*
                             ----------------------

                                     PART A
                                     ------


    8         Redemption or Repurchase....................................    Classes of Shares;        Classes of Shares;
                                                                                  How to Buy                How to Buy
                                                                              Shares; Redemption        Shares; Redemption
                                                                                 and Exchange              and Exchange

    9         Legal Proceedings...........................................           None                      None



* This filing relates to Registrant's Trend Fund A Class, Trend Fund B Class, Trend Fund C Class and Trend Fund Institutional Class. Class A Shares, Class B Shares and Class C Shares are combined in one prospectus, and the Institutional Class of shares is described in a separate prospectus. The four classes have a common Statement of Additional Information and Part C.

                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART B
                                     ------

                                                                                              Location in Statement
Item No.      Description                                                                   of Additional Information
--------      -----------                                                                   -------------------------
   10         Cover Page......................................................                        Cover

   11         Table of Contents...............................................                  Table of Contents

   12         General Information and History.................................                 General Information

   13         Investment Objectives and Policies..............................                Investment Objective
                                                                                                  and Policies

   14         Management of the Registrant....................................               Officers and Directors

   15         Control Persons and Principal Holders of Securities.............               Officers and Directors

   16         Investment Advisory and Other Services..........................             Plans Under Rule 12b-1 for
                                                                                             the Fund Classes (under
                                                                                               Purchasing Shares);
                                                                                              Investment Management
                                                                                             Agreement; Officers and
                                                                                               Directors; General
                                                                                             Information; Financial
                                                                                                   Statements

   17         Brokerage Allocation............................................                  Trading Practices
                                                                                                  and Brokerage

   18         Capital Stock and Other Securities..............................                 Capitalization and
                                                                                              Noncumulative Voting
                                                                                                 (under General
                                                                                                  Information)

   19         Purchase, Redemption and Pricing of Securities
                Being Offered.................................................                 Purchasing Shares;
                                                                                              Determining Offering
                                                                                           Price and Net Asset Value;
                                                                                                 Redemption and
                                                                                              Repurchase; Exchange
                                                                                                    Privilege

   20         Tax Status......................................................                        Taxes

   21         Underwriters ...................................................                  Purchasing Shares

   22         Calculation of Performance Data.................................               Performance Information

   23         Financial Statements............................................                Financial Statements


                              CROSS-REFERENCE SHEET
                              ---------------------

                                     PART C
                                     ------


                                                                                                  Location in
                                                                                                     Part C
                                                                                                     ------
  24         Financial Statements and Exhibits.......................................                Item 24

  25         Persons Controlled by or under Common
               Control with Registrant...............................................                Item 25

  26         Number of Holders of Securities.........................................                Item 26

  27         Indemnification.........................................................                Item 27

  28         Business and Other Connections of Investment Adviser....................                Item 28

  29         Principal Underwriters..................................................                Item 29

  30         Location of Accounts and Records........................................                Item 30

  31         Management Services.....................................................                Item 31

  32         Undertakings............................................................                Item 32


TREND FUND                                                    PROSPECTUS
A CLASS SHARES                                                AUGUST 29, 1997
B CLASS SHARES
C CLASS SHARES

 ------------------------------------------------------------------------------


                   1818 Market Street, Philadelphia, PA 19103

             For Prospectus and Performance: Nationwide 800-523-4640

              Information on Existing Accounts: (SHAREHOLDERS ONLY)
                             Nationwide 800-523-1918

                     Dealer Services: (BROKER/DEALERS ONLY)
                             Nationwide 800-362-7500

       Representatives of Financial Institutions: Nationwide 800-659-2265


         This Prospectus describes shares of Trend Fund series (the "Fund") of Delaware Group Equity Funds III, Inc. ("Equity Funds III, Inc."), a professionally-managed mutual fund of the series type. The Fund's objective is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

         The Fund offers Trend Fund A Class ("Class A Shares"), Trend Fund B Class ("Class B Shares") and Trend Fund C Class ("Class C Shares") (individually, a "Class" and collectively, the "Classes").

         This Prospectus relates only to the classes listed above and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Equity Funds III, Inc.'s registration statement), dated August 29, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above numbers. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

         The Fund also offers Trend Fund Institutional Class, which is available for purchase only by certain investors. A prospectus for Trend Fund Institutional Class can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling the above number.

TABLE OF CONTENTS

Cover Page                                           How to Buy Shares
Synopsis                                             Redemption and Exchange
Summary of Expenses                                  Dividends and Distributions
Financial Highlights                                 Taxes
Investment Objective and Policies                    Calculation of Offering Price and
     Suitability and Certain Risk Factors                Net Asset Value Per Share
     Investment Strategy                             Management of the Fund
The Delaware Difference                              Other Investment Policies and
     Plans and Services                                  Risk Considerations
Retirement Planning                                  Appendix A - Investment Illustrations
Classes of Shares                                    Appendix B - Classes Offered



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
         The investment objective of the Fund is to seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. For further details, see Investment Objective and Policies and Other Investment Policies and Risk Considerations.

Risk Factors and Special Considerations
         The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. Investors should be willing to accept the risks associated with investments in emerging and growth-oriented companies, some of the securities of which may be speculative and subject the Fund to an additional investment risk. See Suitability and Certain Risk Factors under Investment Objective and Policies.

Investment Manager, Distributor and Service Agent
         Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds III, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group. See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Sales Charges
         The price of Class A Shares includes a maximum front-end sales charge of 4.75% of the offering price, which, based on the net asset value per share of Class A Shares as of the end of the Fund's most recent fiscal year, is equivalent to 4.96% of the amount invested. The front-end sales charge is reduced on certain transactions of at least $100,000 but under $1,000,000. For purchases of $1,000,000 or more, the front-end sales charge is eliminated. Class A Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         The price of Class B Shares is equal to the net asset value per share. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Deferred Sales Charge Alternative
- Class B Shares and Automatic Conversion of Class B Shares under Classes of Shares.

         The price of Class C Shares is equal to the net asset value per share. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         See Classes of Shares and Distribution (12b-1) and Service under Management of the Fund.

Purchase Amounts
         Generally, the minimum initial investment in any Class is $1,000. Subsequent investments generally must be at least $100.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations for Class B Shares and Class C Shares by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B and Class C Shares and generally are not subject to a CDSC. The minimum and maximum purchase amounts for retirement plans may vary. See How to Buy Shares.

Redemption and Exchange
         Class A Shares of the Fund may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. Neither the Fund nor the Distributor assesses a charge for redemptions or exchanges of Class A Shares, except for certain redemptions of shares purchased at net asset value, which may be subject to a CDSC if a dealer's commission was paid in connection with such purchases. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

         Class B Shares and Class C Shares may be redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request subject, in the case of redemptions, to any applicable CDSC. Neither the Fund nor the Distributor assesses any charges other than the CDSC for redemptions or exchanges of Class B or Class C Shares. There are certain limitations on an investor's ability to exchange shares between the various classes of shares that are offered. See Redemption and Exchange.

Open-End Investment Company
         Equity Funds III, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Equity Funds III, Inc. was first organized as a Delaware corporation in 1966 and was subsequently reorganized as a Maryland corporation on March 4, 1983. See Shares under Management of the Fund.

SUMMARY OF EXPENSES

         A general comparison of the sales arrangements and other expenses applicable to Class A, Class B and Class C Shares follows:


                                                            Class A                  Class B                   Class C
Shareholder Transaction Expenses                            Shares                   Shares                    Shares
--------------------------------------------------  ----------------------- ------------------------  ------------------------
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering                      4.75%                    None                      None
price)............................................
Maximum Sales Charge Imposed on
Reinvested Dividends (as a percentage
of offering price)................................          None                     None                      None
Maximum Contingent Deferred Sales
Charge (as a percentage of original
purchase price or redemption proceeds,                      None*                   4.00%*                    1.00%*
whichever is lower)...............................
Redemption Fees...................................          None**                   None**                    None**



Annual Operating Expenses (as a                             Class A                 Class B                  Class C
percentage of average daily net                             Shares                  Shares                   Shares
assets)
--------------------------------------------------  ----------------------- ----------------------- -------------------------
Management Fees...................................          0.75%                   0.75%                     0.75%
12b-1 Expenses (including service fees)...........          0.25%***/+              1.00%+                    1.00%+
Other Operating Expenses......................              0.34%                   0.34%                     0.34%
                                                            -----                   -----                     -----
     Total Operating Expenses.....................          1.34%                   2.09%                     2.09%
                                                            =====                   =====                     =====

* Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited CDSC"). Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if the shares are redeemed within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange; Deferred Sales Charge Alternative - Class B Shares and Level Sales Charge Alternative - Class C Shares under Classes of Shares.

** CoreStates Bank, N.A. currently charges $7.50 per redemption for redemptions payable by wire.

*** The actual 12b-1 Plan expenses to be paid and, consequently, the Total Operating Expenses of Class A Shares, may vary because of the formula adopted by the Board of Directors for use in calculating the 12b-1 Plan expenses for this Class beginning June 1, 1992, but the 12b-1 Plan expenses will not be more than 0.30% nor less than 0.10%. See Distribution (12b-1) and Service under Management of the Fund and Part B.

+ Class A Shares, Class B Shares and Class C Shares are subject to separate 12b-1 Plans. Long- term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). See Distribution (12b-1) and Service under Management of the Fund.

         For expense information about Trend Fund Institutional Class, see the separate prospectus relating to that class.

         Investors utilizing the Delaware Group Asset Planner asset allocation service also typically incur an annual maintenance fee of $35 per Strategy. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an Individual Retirement Account ("IRA") will pay an annual IRA fee of $15 per Social Security number. See Delaware Group Asset Planner under How to Buy Shares.

         The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return, (2) redemption and no redemption at the end of each time period and (3) for Class B Shares and Class C Shares, payment of a CDSC at the time of redemption, if applicable.


                                          Assuming Redemption                                   Assuming No Redemption
                           1 year        3 years       5 years       10 years       1 year       3 years      5 years     10 years
                           ------        -------       -------       --------       ------       -------      -------     --------

Class A Shares              $61(1)         $88           $117           $201          $61          $88         $117         $201
Class B Shares               61             95            132            223(2)        21           65          112          223(2)
Class C Shares               31             65            112            242           21           65          112          242


(1) Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

(2) At the end of approximately eight years after purchase, Class B Shares will be automatically converted into Class A Shares. The example above assumes conversion of Class B Shares at the end of the eighth year. However, the conversion may occur as late as three months after the eighth anniversary of purchase, during which time the higher 12b-1 Plan fees payable by Class B Shares will continue to be assessed. Information for the ninth and tenth years reflects expenses of Class A Shares. See Automatic Conversion of Class B Shares under Classes of Shares for a description of the automatic conversion feature.

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

         The purpose of the above tables is to assist the investor in understanding the various costs and expenses that an investor in each Class will bear directly or indirectly.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Trend Fund of Delaware Group Equity Funds III, Inc. (formerly known as Delaware Group Trend Fund, Inc.) and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Equity Funds III, Inc. upon request at no charge.
--------------------------------------------------------------------------------


                                                                 Class A Shares
                       ------------------------------------------------------------------------------------------------------------
                                                                  Year Ended
                       6/30/97(1) 6/30/96(1) 6/30/95(1) 6/30/94(1) 6/30/93(1) 6/30/92(1)   6/30/91    6/30/90    6/30/89    6/30/88
                       ---------  ---------- ---------- ---------- ---------- ----------   -------    -------    -------    -------

Net Asset Value,
 Beginning of Period...  $18.160    $14.210    $12.210    $13.980    $11.380     $8.920     $9.970    $10.870     $8.130     $9.120

Income From Investment
 Operations
----------------------
Net Investment Income
(Loss)(2).............    (0.075)    (0.127)    (0.074)    (0.042)    (0.004)    (0.005)    (0.020)     0.146      0.018     (0.066)
Net Gains or Losses
 on Securities (both
 realized and
 unrealized)..........     0.155      4.977      2.864      0.212      3.754      2.625     (0.460)     1.224      3.042     (0.924)
                          -------    -------    -------    -------    -------    -------    -------    -------    -------     ------
  Total from Investment
   Operations..........    0.080      4.850      2.790      0.170      3.750      2.620     (0.480)     1.370      3.060     (0.990)
                          -------    -------    -------    -------    -------    -------    -------    -------    -------     ------
Less Distributions
------------------
Dividends from Net
 Investment Income......    none       none       none       none       none       none     (0.050)    (0.050)      none       none
Distributions from
 Capital Gains..........  (1.510)    (0.900)    (0.790)    (1.940)    (1.150)    (0.160)    (0.520)    (2.220)    (0.320)      none
                          -------    -------    -------    -------    -------    -------    -------    -------    -------     ------
  Total Distributions...  (1.510)    (0.900)    (0.790)    (1.940)    (1.150)    (0.160)    (0.570)    (2.270)    (0.320)      none
                          -------    -------    -------    -------    -------    -------    -------    -------    -------     ------

Net Asset Value, End of
 Period................. $16.730    $18.160    $14.210    $12.210    $13.980    $11.380     $8.920     $9.970    $10.870     $8.130
                         =======    =======    =======    =======    =======    =======     ======     ======    =======     ======

Total Return(3)........     1.67%     35.53%     24.40%      0.59%     35.24%     29.31%    (4.82%)     14.32%     39.27%   (10.86%)

--------------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of
 Period
 (000's omitted) ....  $428,309    $497,188   $318,933    $253,964   $219,826   $124,548   $78,631    $88,274    $67,111    $59,879

Ratio of Expenses to
 Average Daily Net
 Assets..............      1.34%       1.31%      1.36%      1.37%      1.33%       1.18%     1.29%      1.27%      1.28%      1.20%
Ratio of Net Investment
 Income (Loss) to
 Average Daily Net
 Assets...............    (0.47%)    (0.79%)     (0.58%)    (0.72%)    (0.61%)     (0.43%)   (0.24%)     0.82%      0.19%    (0.51%)
Portfolio Turnover
 Rate.................      115%        90%         64%        67%        75%         76%       67%        80%        48%       63%
Average Commission
 Rate Paid............  $0.0594    $0.0557          N/A        N/A        N/A        N/A        N/A        N/A        N/A       N/A

------------------------
(1)  Reflects 12b-1 distribution expenses beginning June 1, 1992.
(2) 1995, 1996 and 1997 per share information was based on the average shares outstanding method.
(3) Does not reflect the maximum front-end sales charge that is or was in effect nor the Limited CDSC that would apply in the event of certain redemptions within 12 months of purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


                                                      Class B Shares                   Class C Shares
                                                 ------------------------------   --------------------------
                                                                       Period                      Period
                                                                      9/6/94(1)      Year         11/29/95(2)
                                                    Year Ended         through      Ended          through
                                                 6/30/97     6/30/96   6/30/95     6/30/97         6/30/96
                                                 -------     -------  ---------    -------        ----------

Net Asset Value, Beginning of Period............ $17.920     $14.130    $12.110    $18.090         $15.460

Income From Investment Operations
---------------------------------
Net Investment Loss(3).......................... (0.189)     (0.248)     (0.142)    (0.197)         (0.253)
Net Gains or Losses on Securities
           (both realized and unrealized).......  0.149       4.938       2.162      0.157           3.233
                                                 -------     -------     -------   --------         -------
      Total from Investment Operations.......... (0.040)      4.690       2.020     (0.040)          2.980
                                                 -------     -------     -------   --------         -------

Less Distributions
------------------
Dividends from Net Investment Income............  none        none         none       none            none
Distributions from Capital Gains................ (1.510)     (0.900)       none     (1.510)         (0.350)
                                                 -------     -------     -------   --------         -------
      Total Distributions....................... (1.510)     (0.900)       none     (1.510)         (0.350)
                                                 =======     =======     =======   ========         =======

Net Asset Value, End of Period.................. $16.370     $17.920    $14.130    $16.540         $18.090



Total Return(4).................................    0.96%      34.55      16.68%      0.95%          19.66%

------------------------------------------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's omitted)....... $55,047     $35,090     $5,175    $11,477          $6,359
Ratio of Expenses to Average Daily Net Assets...    2.09%       2.06%      2.12%      2.09%           2.06%
Ratio of Net Investment Income (Loss) to
      Average Daily Net Assets..................   (1.25%)     (1.54%)    (1.34%)    (1.28%)         (1.54%)
Portfolio Turnover Rate.........................     115%         90%        64%       115%             90%
Average Commission Rate Paid.................... $0.0594     $0.0557        N/A    $0.0594         $0.0557

-----------------------
(1) Date of initial public offering; ratios have been annualized but total return for the limited period between September 6, 1994 and June 30, 1995 has not been annualized.
(2) Date of initial public offering; ratios have been annualized but total return for the limited period between November 29, 1995 and June 30, 1996 has not been annualized.
(3) 1995, 1996 and 1997 per share information was based on the average shares outstanding method.
(4)  Does not reflect any applicable CDSC. See Contingent Deferred Sales Charge
     - Class B Shares and Class C Shares.

INVESTMENT OBJECTIVE AND POLICIES

SUITABILITY AND CERTAIN RISK FACTORS
         The Fund may be suitable for investors interested in long-term capital appreciation. The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. The Fund's net asset value also may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for short-term investors. Investors should be willing to accept the risks associated with investments in securities of growth-oriented and emerging issuers, some of which may be speculative and subject the Fund to an additional investment risk.

                                     * * *

         Ownership of Fund shares reduces the bookkeeping and administrative inconveniences that would be involved with direct purchases of the types of securities in which the Fund invests.

         Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
         The objective of the Fund is long-term capital appreciation. The Fund's strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies which, in the opinion of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

         The Fund will seek to identify changing and dominant trends within the economy, the political arena and our society. The Fund will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

         In investing for capital appreciation, the Fund may hold securities for any period of time. The Fund may also invest in foreign securities.

         This Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. Though income is not an objective of the Fund, should the market warrant a temporary defensive approach, the Fund may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.

         Although the Fund will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Fund may not be changed without shareholder approval.

         For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations. Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.

THE DELAWARE DIFFERENCE

PLANS AND SERVICES
         The Delaware Difference is our commitment to provide you with superior information and quality service on your investments in the Delaware Group of funds.

SHAREHOLDER PHONE DIRECTORY

Investor Information Center
         800-523-4640
             Fund Information; Literature; Price; Yield and Performance Figures

Shareholder Service Center
         800-523-1918
             Information on Existing Regular Investment Accounts and Retirement Plan Accounts; Wire Investments; Wire Liquidations; Telephone Liquidations and Telephone Exchanges

Delaphone
          800-362-FUND
         (800-362-3863)

Performance Information
         You can call the Investor Information Center at any time for current performance information.

Shareholder Services
         During business hours, you can call the Delaware Group's Shareholder Service Center. Our representatives can answer any questions about your account, the Fund, various service features and other funds in the Delaware Group.

Delaphone Service

         Delaphone is an account inquiry service for investors with Touch-Tone(R) phone service. It enables you to get information on your account faster than the mailed statements and confirmations. Delaphone also provides current performance information on the Fund, as well as other funds in the Delaware Group. Delaphone is available seven days a week, 24 hours a day.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.

Duplicate Confirmations
         If your financial adviser or investment dealer is noted on your investment application, we will send a duplicate confirmation to him or her. This makes it easier for your adviser to help you manage your investments.

Tax Information
         Each year, Equity Funds III, Inc. will mail to you information on the tax status of your dividends and distributions.

Dividend Payments
         Dividends, capital gains and other distributions are automatically reinvested in your account, unless you elect to receive them in cash. You may also elect to have the dividends earned in one fund automatically invested in another Delaware Group fund with a different investment objective, subject to certain exceptions and limitations.

         For more information, see Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares or call the Shareholder Service Center.

MoneyLine (sm) Services
         Delaware Group offers the following services for fast and convenient transfer of funds between your personal bank account and your Delaware Group fund account.

1.       MoneyLine (sm) Direct Deposit Service
          If you elect to have your dividends and distributions paid in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (sm) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Dividends and Distributions. In addition, you may elect to have your Systematic Withdrawal Plan payments transferred from your Fund account to your predesignated bank account through this service. See Systematic Withdrawal Plans under Redemption and Exchange. This service is not available for certain retirement plans.

2.        MoneyLine (sm) On Demand
          You or your investment dealer may request purchases and redemptions of Fund shares by phone using MoneyLine (sm) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) or deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (sm) On Demand transactions. This service is not available for retirement plans, except for purchases of shares by IRAs.

          For each MoneyLine (sm) Service, it may take up to four business days for the transactions to be completed. You can initiate either service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for MoneyLine (sm) services; however, your bank may charge a fee. Please call the Shareholder Service Center for additional information about these services.

Right of Accumulation
     With respect to Class A Shares, the Right of Accumulation feature allows you to combine the value of your current holdings of Class A Shares, Class B Shares and Class C Shares of the Fund with the dollar amount of new purchases of Class A Shares of the Fund to qualify for a reduced front-end sales charge on such purchases of Class A Shares. Under the Combined Purchases Privilege, you may also include certain shares that you own in other funds in the Delaware Group. See Classes of Shares.

Letter of Intention
     The Letter of Intention feature permits you to obtain a reduced front-end sales charge on purchases of Class A Shares by aggregating certain of your purchases of Delaware Group fund shares over a 13-month period. See Classes of Shares and Part B.

12-Month Reinvestment Privilege
     The 12-Month Reinvestment Privilege permits you to reinvest proceeds from a redemption of Class A Shares, within one year of the date of the redemption, without paying a front-end sales charge. See Part B.

Exchange Privilege
     The Exchange Privilege permits you to exchange all or part of your shares into shares of the other funds in the Delaware Group, subject to certain exceptions and limitations. For additional information on exchanges, see Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Wealth Builder Option
     You may elect to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. Investments under this feature are exchanges and are therefore subject to the same conditions and limitations as other exchanges of Fund shares. See Additional Methods of Adding to Your Investment - Wealth Builder Option and Investing by Exchange under How to Buy Shares, and Redemption and Exchange.

Delaware Group Asset Planner
     Delaware Group Asset Planner is an asset allocation service that gives you, when working with a professional financial adviser, the ability to more easily design and maintain investments in a diversified selection of Delaware Group mutual funds. The Asset Planner service offers a choice of four predesigned allocation strategies (each with a different risk/reward profile) made up of separate investments in predetermined percentages of Delaware Group funds. With the guidance of a financial adviser, you may also tailor an allocation strategy that meets your personal needs and goals. See Delaware Group Asset Planner under How to Buy Shares.

Financial Information about the Fund
     Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Equity Funds III, Inc.'s fiscal year ends on June 30.

RETIREMENT PLANNING

     An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans.

     Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request.

     Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of Trend Fund Institutional Class. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center or see Part B.

Individual Retirement Account ("IRA")
     Individuals, even if they participate in an employer-sponsored retirement plan, may establish their own retirement program for investments in each of the Classes. Contributions to an IRA may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted, and in some cases eliminated, for individuals who participate in certain employer-sponsored retirement plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn on a tax-deferred basis.

Simplified Employee Pension Plan ("SEP/IRA")
     A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
     Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may be maintained by employers having 25 of fewer employees. An employer may elect to make additional contributions to such existing plans.

403(b)(7) Deferred Compensation Plan
     Permits employees of public school systems or of certain types of non-profit organizations to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

457 Deferred Compensation Plan
     Permits employees of state and local governments and certain other entities to enter into a deferred compensation arrangement for the purchase of shares of each of the Classes.

Prototype Profit Sharing or Money Purchase Pension Plan
     Offers self-employed individuals, partnerships and corporations a tax-qualified plan which provides for the investment of contributions in Class A Shares or Class C Shares. Class B Shares are not available for purchase by such plans.

Prototype 401(k) Defined Contribution Plan
     Permits employers to establish a tax-qualified plan based on salary deferral contributions for investment in Class A or Class C Shares. Class B Shares are not available for purchase by such plans.

SIMPLE  IRA
     A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.

SIMPLE 401(k)
      A SIMPLE 401(k) is like a regular 401(k) except that plan sponsors are limited to 100 employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required.
Class B Shares are not available for purchase by such plans.

     The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from Delaware Group funds. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Allied Plans
     Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Group funds ("eligible Delaware Group fund shares"), as well as shares of designated classes of non-Delaware Group funds ("eligible non-Delaware Group fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Group and eligible non-Delaware Group fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Group fund shares. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Group fund shares for other eligible Delaware Group fund shares or for eligible non-Delaware Group fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Group and non-Delaware Group, which were not subject to a front-end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Group fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

     A dealer's commission may be payable on purchases of eligible Delaware Group fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Group fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Front-End Sales Charge Alternative - Class A Shares under Classes of Shares.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Group and non-Delaware Group fund shares. When eligible Delaware Group fund shares are exchanged into eligible non-Delaware Group fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

CLASSES OF SHARES

Alternative Purchase Arrangements
     Shares may be purchased at a price equal to the next determined net asset value per share, subject to a sales charge which may be imposed, at the election of the purchaser, at the time of the purchase for Class A Shares ("front-end sales charge alternative"), or on a contingent deferred basis for Class B Shares ("deferred sales charge alternative") or Class C Shares ("level sales charge alternative").

     Class A Shares. An investor who elects the front-end sales charge alternative acquires Class A Shares, which incur a sales charge when they are purchased, but generally are not subject to any sales charge when they are redeemed. Class A Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A Shares qualify for reduced front-end sales charges. See Front-End Sales Charge Alternative - Class A Shares, below. See also Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange and Distribution (12b-1) and Service under Management of the Fund.

     Class B Shares. An investor who elects the deferred sales charge alternative acquires Class B Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within six years of purchase. Class B Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for approximately eight years after purchase. Class B Shares permit all of the investor's dollars to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. At the end of approximately eight years after purchase, Class B Shares will automatically be converted into Class A Shares, and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of up to 0.30% for Class A Shares will apply. See Automatic Conversion of Class B Shares, below.

     Class C Shares. An investor who elects the level sales charge alternative acquires Class C Shares, which do not incur a front-end sales charge when they are purchased, but are subject to a contingent deferred sales charge if they are redeemed within 12 months of purchase. Class C Shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of such shares for the life of the investment. The higher 12b-1 Plan expenses paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Unlike Class B Shares, Class C Shares do not convert to another class.

     The alternative purchase arrangements described above permit investors to choose the method of purchasing shares that is most suitable given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge, purchase Class B Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within six years of purchase, or purchase Class C Shares and have the entire initial purchase amount invested in the Fund with their investment being subject to a CDSC if they redeem shares within 12 months of purchase. In addition, investors should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, and the effect of earning a return on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should consider the duration of the annual 12b-1 Plan expenses to which each of the Classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     As an illustration, investors who qualify for significantly reduced front-end sales charges on purchases of Class A Shares, as described below, might choose the front-end sales charge alternative because similar sales charge reductions are not available for purchases under either the deferred sales charge alternative or the level sales charge alternative. Moreover, shares acquired under the front-end sales charge alternative are subject to annual 12b-1 Plan expenses of up to 0.30%, whereas Class B Shares acquired under the deferred sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for approximately eight years after purchase (see Automatic Conversion of Class B Shares, below) and Class C Shares acquired under the level sales charge alternative are subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment. However, because front-end sales charges are deducted from the purchase amount at the time of purchase, investors who buy Class A Shares would not have their full purchase amount invested in the Fund.

     Certain investors might determine it to be more advantageous to purchase Class B Shares and have all their money invested initially, even though they would be subject to a CDSC for up to six years after purchase and annual 12b-1 Plan expenses of up to 1% until the shares are automatically converted into Class A Shares. Still other investors might determine it to be more advantageous to purchase Class C Shares and have all of their funds invested initially, recognizing that they would be subject to a CDSC for just 12 months after purchase, but that Class C Shares do not offer a conversion feature, so their shares would be subject to annual 12b-1 Plan expenses of up to 1% for the life of the investment.

     Prospective investors should refer to Appendix A--Investment Illustrations to this Prospectus for an illustration of the potential effect that each of the purchase options may have on a long-term shareholder's investment.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A, Class B and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Distribution (12b-1) and Service under Management of the Fund.

     Dividends paid on Class A, Class B and Class C Shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Calculation of Offering Price and Net Asset Value Per Share.

     The NASD has adopted certain rules relating to investment company sales charges. Equity Funds III, Inc. and the Distributor intend to operate in compliance with these rules.

Front-End Sales Charge Alternative - Class A Shares
     Class A Shares may be purchased at the offering price, which reflects a maximum front-end sales charge of 4.75%. See Calculation of Offering Price and Net Asset Value Per Share.

     Purchases of $100,000 or more carry a reduced front-end sales charge as shown in the following table.

                               Trend Fund A Class

--------------------------------------------------------------------------------
                                                                    Dealer's
                               Front-End Sales  Charge as % of    Commission***
   Amount of Purchase            Offering          Amount            as % of
                                  Price           Invested**     Offering Price
--------------------------------------------------------------------------------

Less than $100,000                 4.75%             4.96%             4.00%
$100,000 but under $250,000        3.75              3.90              3.00
$250,000 but under $500,000        2.50              2.57              2.00
$500,000 but under $1,000,000*     2.00              2.03              1.60

* There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more but, under certain limited circumstances, a 1% Limited CDSC may apply upon redemption of such shares.

** Based on the net asset value per share of Class A Shares as of the end of Equity Funds III, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

--------------------------------------------------------------------------------


     The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charge shown above. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933.
--------------------------------------------------------------------------------

         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:

                                                          Dealer's Commission
                                                          (as a percentage of
          Amount of Purchase                               amount purchased)
          ------------------                              -------------------
          Up to $2 million                                       1.00%
          Next $1 million up to $3 million                       0.75
          Next $2 million up to $5 million                       0.50
          Amount over $5 million                                 0.25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

         Redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC if the dealer's commission described above was paid in connection with the purchase of those shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Combined Purchases Privilege
         By combining your holdings of Class A Shares with your holdings of Class B Shares and/or Class C Shares of the Fund and shares of other funds in the Delaware Group, except those noted below, you can reduce the front-end sales charges on any additional purchases of Class A Shares. Shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with ownership of variable insurance products may be combined with other Delaware Group fund holdings. Assets held in any stable value product available through the Delaware Group may be combined with other Delaware Group fund holdings. Shares of other funds that do not carry a front-end sales charge or CDSC may not be included unless they were acquired through an exchange from a Delaware Group fund that does carry a front-end sales charge or CDSC.

         This privilege permits you to combine your purchases and holdings with those of your spouse, your children under 21 and any trust, fiduciary or retirement account for the benefit of such family members.

         It also permits you to use these combinations under a Letter of Intention. A Letter of Intention allows you to make purchases over a 13-month period and qualify the entire purchase for a reduction in front-end sales charges on Class A Shares.

         Combined purchases of $1,000,000 or more, including certain purchases made at net asset value pursuant to a Right of Accumulation or under a Letter of Intention, may result in the payment of a dealer's commission and the applicability of a Limited CDSC. Investors should consult their financial advisers or the Shareholder Service Center about the operation of these features. See Front-End Sales Charge Alternative - Class A Shares, above.

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Group Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege. See The Delaware Difference and Redemption and Exchange for additional information.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Group, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the institutional class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value product available through the Delaware Group, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares as a result of a change in distribution arrangements.

         Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Group at net asset value.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


         The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

Group Investment Plans

         Group Investment Plans (e.g., SEP/IRA, SAR/SEP, SIMPLE IRA, SIMPLE 401(k), Profit Sharing, Money Purchase Pension, 401(k) Defined Contribution Plans, and 403(b)(7) and 457 Deferred Compensation Plans) may benefit from the reduced front-end sales charges available on Class A Shares based on total plan assets. In addition, 403(b)(7) and 457 Retirement Plan Accounts may benefit from a reduced front-end sales charge on Class A Shares based on the total amount invested by all participants in the plan by satisfying the following criteria:
(i) the employer for which the plan was established has 250 or more eligible employees and the plan lists only one broker of record, or (ii) the plan includes employer contributions and the plan lists only one broker of record. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans will be aggregated to determine the applicable front-end sales charge reduction on each purchase, both initial and subsequent, if, at the time of each such purchase, the company notifies the Fund that it qualifies for the reduction. Employees participating in such Group Investment Plans may also combine the investments held in their plan account to determine the front-end sales charge applicable to purchases in non-retirement Delaware Group investment accounts if, at the time of each such purchase, they notify the Fund that they are eligible to combine purchase amounts held in their plan account.

         For additional information on retirement plans, including plan forms, applications, minimum investments and any applicable account maintenance fees, contact your investment dealer or the Distributor.

         For other retirement plans and special services, see Retirement
Planning.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class B Shares described in this Prospectus, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for the Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the last business day of the second full week of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the Fund will invest the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, however, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for the Class C Shares as described in this Prospectus. See Redemption and Exchange.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestments of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Group fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

         The following table sets forth the rates of the CDSC for the Class B Shares of the Fund:

                                                           Contingent Deferred
                                                            Sales Charge (as a
                                                               Percentage of
                                                               Dollar Amount
         Year After Purchase Made                            Subject to Charge)
         ------------------------                          --------------------
                   0-2                                               4%
                   3-4                                               3%
                   5                                                 2%
                   6                                                 1%
                   7 and thereafter                                 None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. See Automatic Conversion of Class B Shares, above. Investors are reminded that the Class A Shares into which the Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

         The CDSC is waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange.


Other Payments to Dealers -- Class A, Class B and Class C Shares
         From time to time at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of the Classes exceed certain limits, as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Subject to pending amendments to the NASD's Rules of Fair Practice, in connection with the promotion of Delaware Group fund shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising and may, from time to time, pay or allow additional promotional incentives to dealers, which shall include non-cash concessions, such as certain luxury merchandise or a trip to or attendance at a business or investment seminar at a luxury resort, as part of preapproved sales contests. Payment of non-cash compensation to dealers is currently under review by the NASD and the Securities and Exchange Commission. It is likely that the NASD's Rules of Fair Practice will be amended such that the ability of the Distributor to pay non-cash compensation as described above will be restricted in some fashion. The Distributor intends to comply with the NASD's Rules of Fair Practice as they may be amended.


Trend Fund Institutional Class
         In addition to offering Class A, Class B and Class C Shares, the Fund also offers Trend Fund Institutional Class, which is described in a separate prospectus and is available for purchase only by certain investors. Trend Fund Institutional Class shares generally are distributed directly by the Distributor and do not have a front-end sales charge, a CDSC or a Limited CDSC, and are not subject to 12b-1 Plan distribution expenses. To obtain the prospectus that describes Trend Fund Institutional Class, contact the Distributor by writing to the address or by calling the telephone number listed on the back of this Prospectus.

HOW TO BUY SHARES

Purchase Amounts
         Generally, the minimum initial purchase is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of shares of any Class generally must be $100 or more. For purchases under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or through an Automatic Investing Plan, there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Minimum purchase requirements do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250, and a minimum subsequent purchase of $25, regardless of which Class is selected.

         There is a maximum purchase limitation of $250,000 on each purchase of Class B Shares. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. An investor may exceed these maximum purchase limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind that reduced front-end sales charges are available on investments of $100,000 or more in Class A Shares, and that Class A Shares (i) are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and (ii) generally are not subject to a CDSC. For retirement plans, the maximum purchase limitations apply only to the initial purchase of Class B Shares or Class C Shares by the plan.

Investing through Your Investment Dealer
         You can make a purchase of shares of the Fund through most investment dealers who, as part of the service they provide, must transmit orders promptly. They may charge for this service. If you want a dealer but do not have one, the Delaware Group can refer you to one.

Investing by Mail
1. Initial Purchases--An Investment Application or, in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Trend Fund A Class, Trend Fund B Class or Trend Fund C Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to the specific Class selected. Your check should be identified with your name(s) and account number. An investment slip (similar to a deposit slip) is provided at the bottom of transaction confirmations and dividend statements that you will receive from Equity Funds III, Inc. Use of this investment slip can help expedite processing of your check when making additional purchases. Your investment may be delayed if you send additional purchases by certified mail.

Investing by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number for the Class in which you are investing).

1. Initial Purchases--Before you invest, telephone the Shareholder Service Center to get an account number. If you do not call first, processing of your investment may be delayed. In addition, you must promptly send your Investment Application or, in the case of a retirement account, an appropriate retirement plan application, for the specific Class selected, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You should advise the Shareholder Service Center by telephone of each wire you send.

         If you want to wire investments to a retirement plan account, call the Shareholder Service Center for special wiring instructions.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares may exchange all or part of their shares for certain of the shares of other funds in the Delaware Group, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Group. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Group funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Group funds. See Appendix B - Classes Offered for a list of Delaware Group Funds and the classes they offer. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

         See Allied Plans under Retirement Planning for information on exchanges by participants in an Allied Plan.

Additional Methods of Adding to Your Investment
         Call the Shareholder Service Center for more information if you wish to use the following services:

1.       Automatic Investing Plan
         The Automatic Investing Plan enables you to make regular monthly investments without writing or mailing checks. You may authorize Equity Funds III, Inc. to transfer a designated amount monthly from your checking account to your Fund account. Many shareholders use this as an automatic savings plan. Shareholders should allow a reasonable amount of time for initial purchases and changes to these plans to become effective.

(DTF-ABC)

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

2.       Direct Deposit
         You may have your employer or bank make regular investments directly to your Fund account for you (for example: payroll deduction, pay by phone, annuity payments). The Fund also accepts preauthorized recurring government and private payments by Electronic Fund Transfer, which avoids mail time and check clearing holds on payments such as social security, federal salaries, Railroad Retirement benefits, etc.

                                      * * *

         Should investments through an automatic investing plan or by direct deposit be reclaimed or returned for some reason, Equity Funds III, Inc. has the right to liquidate your shares to reimburse the government or transmitting bank. If there are insufficient funds in your account, you are obligated to reimburse the Fund.

3.       MoneyLine (sm) On Demand
         Through the MoneyLine (sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your predesignated bank account to your Fund account. See MoneyLine (sm) Services under The Delaware Difference for additional information about this service.

4.       Wealth Builder Option
         You can use our Wealth Builder Option to invest in the Fund through regular liquidations of shares in your accounts in other funds in the Delaware Group. You may also elect to invest in other mutual funds in the Delaware Group through the Wealth Builder Option through regular liquidations of shares in your Fund account.

         Under this automatic exchange program, you can authorize regular monthly amounts (minimum of $100 per fund) to be liquidated from your account in one or more funds in the Delaware Group and invested automatically into any other account in a Delaware Group mutual fund that you may specify. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above. You can terminate your participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made. See Redemption and Exchange.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

5.       Dividend Reinvestment Plan
         You can elect to have your distributions (capital gains and/or dividend income) paid to you by check or reinvested in your Fund account. Or, you may invest your distributions in certain other funds in the Delaware Group, subject to the exceptions noted below as well as the eligibility and minimum purchase requirements set forth in each fund's prospectus.

         Reinvestments of distributions into Class A Shares of the Fund or of other Delaware Group funds are made without a front-end sales charge. Reinvestments of distributions into Class B Shares of the Fund or of other Delaware Group funds or into Class C Shares of the Fund or of other Delaware Group funds are also made without any sales charge and will not be subject to a CDSC if later redeemed. See Automatic Conversion of Class B Shares under Classes of Shares for information concerning the automatic conversion of Class B Shares acquired by reinvesting dividends.

         Holders of Class A Shares of the Fund may not reinvest their distributions into Class B Shares or Class C Shares of any fund in the Delaware Group, including the Fund. Holders of Class B Shares of the Fund may reinvest their distributions only into Class B Shares of the funds in the Delaware Group which offer that class of shares. Similarly, holders of Class C Shares of the Fund may reinvest their distributions only into Class C Shares of the funds in the Delaware Group which offer that class of shares. See Appendix B -- Classes Offered for the funds in the Delaware Group offering those classes of shares. For more information about reinvestments, call the Shareholder Service Center.

         Capital gains and/or dividend distributions to participants in the following retirement plans are automatically reinvested into the same Delaware Group fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Delaware Group Asset Planner
         To invest in Delaware Group funds using the Delaware Group Asset Planner asset allocation service, you should complete a Delaware Group Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. As previously described, the Delaware Group Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Group funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Group accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange, above. Also see Buying Class A Shares at Net Asset Value under Classes of Shares. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Group may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Group funds. See Appendix B -- Classes Offered for the funds in the Delaware Group that offer consultant class shares.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. See Part B.

         Investors will receive a customized quarterly Strategy Report summarizing all Delaware Group Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Purchase Price and Effective Date
         The offering price and net asset value of Class A, Class B and Class C Shares are determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the offering price or net asset value of shares is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of a redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. See Taxes. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in the Delaware Group will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Group directly for fund information.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         There is no front-end sales charge or fee for exchanges made between shares of funds which both carry a front-end sales charge. Any applicable front-end sales charge will apply to exchanges from shares of funds not subject to a front-end sales charge, except for exchanges involving assets that were previously invested in a fund with a front-end sales charge and/or exchanges involving the reinvestment of dividends.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Group (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Prospectus and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

         Various redemption and exchange methods are outlined below. Except for the CDSC applicable to certain redemptions of Class B and Class C Shares and the Limited CDSC applicable to certain redemptions of Class A Shares purchased at net asset value, there is no fee charged by the Fund or the Distributor for redeeming or exchanging your shares, but such fees could be charged in the future. You may have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificates(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. CoreStates Bank, N.A.'s fee (currently $7.50) will be deducted from your redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

MoneyLine (sm) On Demand
         Through the MoneyLine (sm) On Demand service, you or your investment dealer may call the Fund to request a transfer of funds from your Fund account to your predesignated bank account. See MoneyLine (sm) Services under The Delaware Difference for additional information about this service.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in the Delaware Group under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

Systematic Withdrawal Plans
1.       Regular Plans
         This plan provides shareholders with a consistent monthly (or quarterly) payment. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. With accounts of at least $5,000, you may elect monthly withdrawals of $25 (quarterly $75) or more. The Fund does not recommend any particular monthly amount, as each shareholder's situation and needs vary. Payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (sm) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. See MoneyLine (sm) Services under The Delaware Difference for more information about this service.

2.       Retirement Plans
         For shareholders eligible under the applicable retirement plan to receive benefits in periodic payments, the Systematic Withdrawal Plan provides you with maximum flexibility. A number of formulas are available for calculating your withdrawals depending upon whether the distributions are required or optional. Withdrawals must be for $25 or more; however, no minimum account balance is required. The MoneyLine (sm) Direct Deposit Service described above is not available for certain retirement plans.

                                      * * *

         Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         Redemptions of Class A Shares via a Systematic Withdrawal Plan may be subject to a Limited CDSC if the original purchase was made at net asset value within the 12 months prior to the withdrawal and a dealer's commission was paid on that purchase. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below.

         The applicable CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if, on the date that the Plan is established, the annual amount selected to be withdrawn is less than 12% of the account balance. If the annual amount selected to be withdrawn exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See Waiver of Contingent Deferred Sales Charge -- Class B and Class C Shares, below.

         For more information on Systematic Withdrawal Plans, call the Shareholder Service Center.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         A Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission previously described. See Classes of Shares.

         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than 12 months will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Group fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the 12-month holding period. The Limited CDSC is assessed if such 12-month period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Classes of Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA or 403(b)(7) or 457 Deferred Compensation Plans; (iii) periodic distributions from an IRA, SIMPLE IRA, SEP/IRA, 403(b)(7) or 457 Deferred Compensation Plan, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or 401(k) Defined Contribution Plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Pension Plan, 401(k) Defined Contribution Plans upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Service; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the CDSC will be waived on Class B and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS AND DISTRIBUTIONS

         The Fund will make payments from net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year if necessary to comply with certain requirements of the Code.

         Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the per share dividends from net investment income on Class A Shares, Class B Shares and Class C Shares will vary due to the expenses under the 12b-1 Plan applicable to each Class. Generally, the dividends per share on Class B Shares and Class C Shares can be expected to be lower than the dividends per share on Class A Shares because the expenses under the 12b-1 Plans relating to Class B and Class C Shares will be higher than the expenses under the 12b-1 Plan relating to Class A Shares. See Distribution (12b-1) and Service under Management of the Fund.

         Both dividends and distributions, if any, are automatically reinvested in your account at net asset value unless you elect otherwise. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in your account at the then-current net asset value and the dividend option may be changed from cash to reinvest. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine (sm) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. This service is not available for certain retirement plans. See MoneyLine (sm) Services under The Delaware Difference for more information about this service.

TAXES

         The tax discussion set forth below is included for general information only. Investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice from Equity Funds III, Inc. to the Fund's shareholders. For the fiscal year ended June 30, 1997, none of the Fund's dividends from net investment income qualified for the dividends-received deduction.

         Distributions paid by the Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the year declared.

         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of the Fund's shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gains dividends received with respect to such shares. All or a portion of the sales charge incurred in acquiring Fund shares will be excluded from the federal tax basis of any of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon sale of such shares) if the sale proceeds are reinvested in the Fund or in another fund in the Delaware Group of funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Classes of Shares.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

         Each year, Equity Funds III, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

         Equity Funds III, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

         See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF OFFERING PRICE AND NET ASSET VALUE PER SHARE

         The net asset value ("NAV") per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Equity Funds III, Inc.'s Board of Directors.

         Class A Shares are purchased at the offering price per share, while Class B Shares and Class C Shares are purchased at the NAV per share. The offering price per share of Class A Shares consists of the NAV per share next computed after the order is received, plus any applicable front-end sales charges.

         The offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that Trend Fund Institutional Class will not incur any of the expenses under Equity Funds III, Inc.'s 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective 12b-1 Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the NAV of each class of the Fund will vary.

MANAGEMENT OF THE FUND

Directors
         The business and affairs of Equity Funds III, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Equity Funds III, Inc.'s directors and officers.

Investment Manager
         The Manager furnishes investment management services to the Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval.

         The Manager manages the Fund's portfolio and makes investment decisions, which are implemented by the Fund's Trading Department. The Manager also administers Equity Funds III, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Equity Funds III, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Fund, less all directors' fees paid to unaffiliated directors of Equity Funds III, Inc. This fee was paid by the Fund during the last fiscal year. This fee is higher than that paid by many other funds and may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended June 30, 1997 were 0.75% of its average daily net assets.

         Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Frey has been Vice President/Senior Portfolio Manager of the Fund since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

         In making investment decisions for the Fund, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, William H. Miller, John A. Heffern and Lori Wachs. Mr. Stork, Chairman of the Manager and Equity Funds III, Inc.'s Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Marshall T. Bassett, Vice President, joined Delaware in 1997.

In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Miller is a Vice President/Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood. John A. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

Portfolio Trading Practices
         The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders to the extent that net capital gains are realized. Given the Fund's investment objective, its annual portfolio turnover rate may exceed 100%. During the past two fiscal years, the Fund's portfolio turnover rates were 90% for 1996 and 115% for 1997.

         The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
         From time to time, the Fund may quote total return performance of the Classes in advertising and other types of literature. Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value and (i) in the case of Class A Shares, the impact of the maximum front-end sales charge at the beginning of each specified period and (ii) in the case of Class B Shares and Class C Shares, the deduction of any applicable CDSC at the end of the relevant period. Each presentation will include the average annual total return for one-, five- and ten-year
(or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information concerning a Class over additional periods of time. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC. In this case, such total return information would be more favorable than total return information that includes deductions of the maximum front-end sales charge or any applicable CDSC.

         Because stock prices fluctuate, investment results of the Classes will fluctuate over time. Past performance is not considered a guarantee of future results.

Distribution (12b-1) and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a Distribution Agreement with Equity Funds III, Inc. dated April 3, 1995, as amended on November 29, 1995.

         Equity Funds III, Inc. has adopted a separate distribution plan under Rule 12b-1 for each of the Class A Shares, Class B Shares and Class C Shares (the "Plans"). The Plans permit the Fund to pay the Distributor from the assets of the respective Classes a monthly fee for the Distributor's services and expenses in distributing and promoting sales of shares.

         These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and who increase sales of the Class. In addition, the Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds III, Inc.

         The 12b-1 Plan expenses relating to each of the Class B Shares and Class C Shares of the Fund are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The aggregate fees paid by the Fund from the assets of the respective Classes to the Distributor and others under the Plans may not exceed (i) 0.30% of the Class A Shares' average daily net assets in any year, and (ii) 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others, for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets in any year. The actual 12b-1 Plan expenses assessed against Class A Shares may be less than 0.30%, but may not be less than 0.10%, because of the formula for calculating the fee adopted by Equity Funds III, Inc.'s Board of Directors. See Part B. The Fund's Class A, Class B and Class C Shares will not incur any distribution expenses beyond these limits, which may not be increased without shareholder approval.

         While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the

Plans are subject to the review and approval of Equity Funds III, Inc.'s unaffiliated directors who may reduce the fees or terminate the Plans at any time.

         The Plans do not apply to Trend Fund Institutional Class. Those shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of Trend Fund Institutional Class.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an agreement dated as of June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors of Equity Funds III, Inc. annually review service fees paid to the Transfer Agent.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.

Expenses

         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. For the fiscal year ended June 30, 1997, the ratios of expenses to average daily net assets for Class A Shares, Class B Shares and Class C Shares were 1.34%, 2.09% and 2.09%, respectively. The expense ratio of each Class reflects the impact of its 12b-1 Plan.

Shares
         Equity Funds III, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Equity Funds III, Inc. was organized as a Maryland corporation on March 4, 1983 and was previously organized as a Delaware corporation in 1966.

         Fund shares have a par value of $.50, equal voting rights, except as noted below, and are equal in all other respects. Equity Funds III, Inc. shares have noncumulative voting rights which means that the holders of more than 50% of Equity Funds III, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Equity Funds III, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Equity Funds III, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

         In addition to Class A Shares, Class B Shares and Class C Shares, the Fund also offers Trend Fund Institutional Class. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes of the Fund, except that shares of Trend Fund Institutional Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Class A, Class B and Class C Shares. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Plan relating to Class A Shares.


         Effective as of August 29, 1997, the name of Delaware Group Trend Fund, Inc. was changed to Delaware Group Equity Funds III, Inc.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

Restricted and Illiquid Securities
         The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 10% of the value of its assets would then consist of illiquid securities.

         Certain of the privately placed securities acquired by the Fund will be eligible for resale by the Fund pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund.

         While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
        The Fund may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. In a repurchase agreement, the Fund purchases a security and simultaneously agrees to sell it back to the seller at a set (generally higher) price. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent.

Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Borrowings
         Although the Fund is permitted under certain circumstances to borrow money, it does not normally do so. The Fund will not purchase new securities while any borrowings are outstanding.

                      APPENDIX A - INVESTMENT ILLUSTRATIONS
                     Illustrations of Hypothetical Returns
                     on Investment Based on Purchase Option
                                $10,000 Purchase


                Scenario 1                    Scenario 2                Scenario 3                    Scenario 4
              No Redemption                 Redeem 1st Year           Redeem 3rd Year               Redeem 5th Year
       ---------------------------   --------------------------   -------------------------   ----------------------------
Year   Class A   Class B   Class C   Class A   Class B  Class C   Class A  Class B  Class C   Class A   Class B    Class C
----   -------   -------   -------   -------   -------  -------   -------  -------  -------   -------   -------    -------
 0      9,525    10,000    10,000     9,525    10,000   10,000     9,525   10,000   10,000     9,525    10,000     10,000
 1     10,478    10,930    10,930    10,478    10,530   10,830+   10,478   10,930   10,930    10,478    10,930     10,930
 2     11,525    11,946    11,946                                 11,525   11,946   11,946    11,525    11,946     11,946
 3     12,678    13,058    13,058                                 12,678   12,758   13,058+   12,678    13,058     13,058
 4     13,946    14,272    14,272                                                             13,946    14,272     14,272
 5     15,340    15,599    15,599                                                             15,340    15,399     15,599+
 6     16,874    17,050    17,050
 7     18,562    18,636    18,636
 8     20,418+   20,369    20,369
 9     22,459    22,405*   22,263
 10    24,705    24,646*   24,333

* This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

                                $250,000 Purchase

                 Scenario 1                        Scenario 2                 Scenario 3                      Scenario 4
                No Redemption                     Redeem 1st Year            Redeem 3rd Year                Redeem 5th Year
        ---------------------------    ---------------------------    ----------------------------     ---------------------------
Year    Class A   Class B   Class C    Class A   Class B   Class C     Class A   Class B   Class C     Class A   Class B   Class C
----    -------   -------   -------    -------   -------   -------     -------   -------   -------     -------   -------   -------
 0      243,750   250,000   250,000    243,750   250,000   250,000     243,750   250,000   250,000     243,750   250,000   250,000
 1      268,125   273,250   273,250    268,125   263,250   270,750+    268,125   273,250   273,250     268,125   273,250   273,250
 2      294,938   298,662   298,662                                    294,938   298,662   298,662     294,938   298,662   298,662
 3      324,431   326,438   326,438                                    324,431   318,938   326,438+    324,431   326,438   326,438
 4      356,874+  356,797   356,797                                                                    356,874+  356,797   356,797
 5      392,562   389,979   389,979                                                                    392,562   384,979   389,979
 6      431,818   426,247   426,247
 7      475,000   465,888   465,888
 8      522,500   509,215   509,215
 9      574,750   560,137*  556,572
 10     632,225   616,150*  608,333

* This assumes that Class B Shares were converted to Class A Shares at the end of the eighth year.

Assumes a hypothetical return for Class A of 10% per year, a hypothetical return for Class B of 9.3% for years 1-8 and 10% for years 9-10, and a hypothetical return for Class C of 9.3% per year. Hypothetical returns vary due to the different expense structures for each Class and do not represent actual performance.
Class A purchase subject to appropriate sales charge breakpoint (4.75% @ $10,000; 3.75% @ $100,000; 2.50% @ $250,000).
Class B purchase assessed appropriate CDSC upon redemption (4%-4%-3%-3%-2%-1% in years 1-2-3-4-5-6).
Class C purchase assessed 1% CDSC upon redemption in year 1.
Figures marked "+" identify which Class offers the greater return potential based on investment amount, the holding period and the expense structure of each Class.

APPENDIX B -- CLASSES OFFERED

Growth of Capital                                     A Class          B Class        C Class         Consultant Class
                                                      -------          -------        -------         ----------------
Aggressive Growth Fund                                   x                x              x                    -
Trend Fund                                               x                x              x                    -
Enterprise Fund                                          x                x              x                    -
DelCap Fund                                              x                x              x                    -
SmallCap Value Fund                                      x                x              x                    -
U.S. Growth Fund                                         x                x              x                    -
Growth Stock Fund                                        x                x              x                    -
Tax-Efficient Equity Fund                                x                x              x                    -

Total Return
Blue Chip Fund                                           x                x              x                    -
Quantum Fund                                             x                x              x                    -
Devon Fund                                               x                x              x                    -
Decatur Total Return Fund                                x                x              x                    -
Decatur Income Fund                                      x                x              x                    -
Delaware Fund                                            x                x              x                    -

International Diversification
Emerging Markets Fund                                    x                x              x                    -
New Pacific Fund                                         x                x              x                    -
World Growth Fund                                        x                x              x                    -
International Equity Fund                                x                x              x                    -
Global Assets Fund                                       x                x              x                    -
Global Bond Fund                                         x                x              x                    -

Current Income
Delchester Fund                                          x                x              x                    -
Strategic Income Fund                                    x                x              x                    -
Corporate Income Fund                                    x                x              x                    -
Federal Bond Fund                                        x                x              x                    -
U.S. Government Fund                                     x                x              x                    -
Delaware-Voyageur US Government
     Securities Fund                                     x                x              x                    -
Limited-Term Government Fund                             x                x              x                    -








                            (Not Part of Prospectus)

APPENDIX B--CLASSES OFFERED - (CON'T)

Tax-Free Income                                                           A Class    B Class     C Class     Consultant Class
                                                                          -------    -------     -------     ----------------
National High Yield Municipal Bond Fund                                      x          x           x                -
Tax-Free USA Fund                                                            x          x           x                -
Tax-Free Insured Fund                                                        x          x           x                -
Tax-Free USA Intermediate Fund                                               x          x           x                -
Delaware-Voyageur Tax-Free Arizona Insured Fund                              x          x           x                -
Delaware-Voyageur Tax-Free Arizona Fund                                      x          x           x                -
Delaware-Voyageur Tax-Free California Insured Fund                           x          x           x                -
Delaware-Voyageur Tax-Free California Fund                                   x          x           x                -
Delaware-Voyageur Tax-Free Colorado Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free Florida Insured Fund                              x          x           x                -
Delaware-Voyageur Tax-Free Florida Intermediate Fund                         x          x           x                -
Delaware-Voyageur Tax-Free Florida Fund                                      x          x           x                -
Delaware-Voyageur Tax-Free Idaho Fund                                        x          x           x                -
Delaware-Voyageur Tax-Free Iowa Fund                                         x          x           x                -
Delaware-Voyageur Tax-Free Kansas Fund                                       x          x           x                -
Delaware-Voyageur Minnesota High Yield Municipal Bond Fund                   x          x           x                -
Delaware-Voyageur Minnesota Insured Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free Minnesota Intermediate Fund                       x          x           x                -
Delaware-Voyageur Tax-Free Minnesota Fund                                    x          x           x                -
Delaware-Voyageur Tax-Free Missouri Insured Fund                             x          x           x                -
Delaware-Voyageur Tax-Free New Mexico Fund                                   x          x           x                -
Delaware-Voyageur Tax-Free New York Fund                                     x          x           x                -
Delaware-Voyageur Tax-Free North Dakota Fund                                 x          x           x                -
Delaware-Voyageur Tax-Free Oregon Insured Fund                               x          x           x                -
Tax-Free Pennsylvania Fund                                                   x          x           x                -
Delaware-Voyageur Tax-Free Utah Fund                                         x          x           x                -
Delaware-Voyageur Tax-Free Washington Insured Fund                           x          x           x                -
Delaware-Voyageur Tax-Free Wisconsin Fund                                    x          x           x                -

Money Market Funds
Delaware Cash Reserve                                                        x          x           x                x
U.S. Government Money Fund                                                   x          -           -                x
Tax-Free Money Fund                                                          x          -           -                x




                            (Not Part of Prospectus)

         The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, contact your financial adviser or call Delaware Group at 800-523-4640.



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006
---------------------------------------------------------


TREND FUND

---------------------------------------------------------


A CLASS

---------------------------------------------------------


B CLASS

---------------------------------------------------------


C CLASS

---------------------------------------------------------



P R O S P E C T U S

---------------------------------------------------------


AUGUST 29, 1997



                                     DELAWARE
                                     GROUP

                                                                     PROSPECTUS
TREND FUND INSTITUTIONAL                                        AUGUST 29, 1997
CLASS SHARES

       -----------------------------------------------------------------


                   1818 Market Street, Philadelphia, PA 19103

            For more information about Trend Fund Institutional Class
                      call Delaware Group at 800-828-5052.


         This Prospectus describes shares of Trend Fund series (the "Fund") of Delaware Group Equity Funds III, Inc. ("Equity Funds III, Inc."), a professionally-managed mutual fund of the series type. The Fund's investment objective is to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

         The Fund offers Trend Fund Institutional Class (the "Class") of shares.

         This Prospectus relates only to the Class and sets forth information that you should read and consider before you invest. Please retain it for future reference. The Fund's Statement of Additional Information ("Part B" of Equity Funds III, Inc.'s registration statement), dated August 29, 1997, as it may be amended from time to time, contains additional information about the Fund and has been filed with the Securities and Exchange Commission. Part B is incorporated by reference into this Prospectus and is available, without charge, by writing to Delaware Distributors, L.P. at the above address or by calling the above number. The Fund's financial statements appear in its Annual Report, which will accompany any response to requests for Part B.

         The Fund also offers Trend Fund A Class, Trend Fund B Class and Trend Fund C Class. Shares of these classes are subject to sales charges and other expenses, which may effect their performance. A prospectus for these classes can be obtained by writing to Delaware Distributors, L.P. at the above address or by calling 800-523-4640.

TABLE OF CONTENTS

Cover Page                                      Redemption and Exchange
Synopsis                                        Dividends and Distributions
Summary of Expenses                                      Taxes
Financial Highlights                            Calculation of Net Asset Value
Investment Objective and Policies                     Per Share
    Suitability and Certain Risk Factors        Management of the Fund
    Investment Strategy                         Other Investment Policies
Classes of Shares                                     and Risk Considerations
How to Buy Shares



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT OBLIGATIONS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

SYNOPSIS

Investment Objective
    The investment objective of the Fund is to seek to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies. For further details, see Investment Objective and Policies and Other Investment Policies and Risk Considerations.

Risk Factors and Special Considerations
    The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. Investors should be willing to accept the risks associated with investments in emerging and growth-oriented companies, some of the securities of which may be speculative and subject the Fund to an additional investment risk. See Suitability and Certain Risk Factors under Investment Objective and Policies.

Investment Manager, Distributor and Service Agent
    Delaware Management Company, Inc. (the "Manager") furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds III, Inc.'s Board of Directors. The Manager also provides investment management services to certain of the other funds in the Delaware Group. Delaware Distributors, L.P. (the "Distributor") is the national distributor for the Fund and for all of the other mutual funds in the Delaware Group. Delaware Service Company, Inc. (the "Transfer Agent") is the shareholder servicing, dividend disbursing, accounting services and transfer agent for the Fund and for all of the other mutual funds in the Delaware Group.

    See Summary of Expenses and Management of the Fund for further information regarding the Manager and the fees payable under the Fund's Investment Management Agreement.

Purchase Price
    Shares of the Class offered by this Prospectus are available at net asset value, without a front-end or contingent deferred sales charge and are not subject to distribution fees under a Rule 12b-1 distribution plan. See Classes of Shares.

Redemption and Exchange
    Shares of the Class are redeemed or exchanged at the net asset value calculated after receipt of the redemption or exchange request. See Redemption and Exchange.

Open-End Investment Company
    Equity Funds III, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the Investment Company Act of 1940 (the "1940 Act"). Equity Funds III, Inc. was first organized as a Delaware corporation in 1966 and was subsequently reorganized as a Maryland corporation on March 4, 1983. See Shares under Management of the Fund.

SUMMARY OF EXPENSES

                        Shareholder Transaction Expenses
 ------------------------------------------------------------------------------

 Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)................................      None

 Maximum Sales Charge Imposed on Reinvested Dividends
 (as a percentage of offering price)................................      None

 Exchange Fees......................................................      None*

                            Annual Operating Expenses
                  (as a percentage of average daily net assets)
 ------------------------------------------------------------------------------

 Management Fees....................................................      0.75%

 12b-1 Fees.........................................................      None

 Other Operating Expenses...........................................      0.33%
                                                                          -----

      Total Operating Expenses......................................      1.08%
                                                                          =====

    *Exchanges are subject to the requirements of each fund and a front-end sales charge may apply.

    For expense information about Class A Shares, Class B Shares and Class C Shares, see the separate prospectus relating to those classes.

    The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the tables above, the Fund charges no redemption fees.

          1 year          3 years           5 years          10 years
          ------          -------           -------          --------
            $11             $34               $60              $132

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

    The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Class will bear directly or indirectly.

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

The following financial highlights are derived from the financial statements of Trend Fund of Delaware Group Equity Funds III, Inc. (formerly known as Delaware Group Trend Fund, Inc.) and have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes, and the report of Ernst & Young LLP, all of which are incorporated by reference into Part B. Further information about the Fund's performance is contained in its Annual Report to shareholders. A copy of the Fund's Annual Report (including the report of Ernst & Young LLP) may be obtained from Equity Funds III, Inc. upon request at no charge.
--------------------------------------------------------------------------------


                                                                                                               Period
                                                                                                             11/23/92(1)
                                                                        Year Ended                             through   Year Ended
                                                             6/30/97    6/30/96(1)  6/30/95(1)   6/30/94(1)   6/30/93    6/30/93(2)
Net Asset Value, Beginning of Period.........................$18.330     $14.300     $12.250      $13.990     $12.760     $11.380

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)(3).............................. (0.034)     (0.087)     (0.044)      (0.002)     (0.035)     (0.004)
Net Gains or Losses on Securities
          (both realized and unrealized).....................  0.164       5.017       2.884        0.202       1.615       3.754
                                                             -------     -------     -------      -------     -------     -------
    Total From Investment Operations.........................  0.130       4.930       2.840        0.200       1.580       3.750
                                                             -------     -------     -------      -------     -------     -------

Less Distributions
------------------
Dividends (from net investment income).......................  none        none        none        none         none         none
Distributions (from capital gains)........................... (1.510)     (0.900)     (0.790)      (1.940)     (0.350)     (1.150)
                                                             -------     -------     -------      -------     -------     -------
    Total Distributions...................................... (1.510)     (0.900)     (0.790)      (1.940)     (0.350)     (1.150)
                                                             -------     -------     -------      -------     -------     -------

Net Asset Value, End of Period...............................$16.950     $18.330     $14.300      $12.250     $13.990     $13.980
                                                             =======     =======     =======      =======     =======     =======



Total Return.................................................  1.94%      35.88%      24.74%        0.83%      21.69%      35.24%(4)
------------

------------------------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)....................$120,319   $150,695     $55,437      $13,499      $2,237    $219,826
Ratio of Expenses to Average Daily Net Assets................   1.08%      1.06%       1.12%        1.15%       1.21%       1.33%
Ratio of Net Investment Income (Loss) to Average
          Daily Net Assets...................................  (0.21%)    (0.54%)     (0.34%)      (0.50%)     (0.49%)     (0.61%)
Portfolio Turnover Rate......................................    115%        90%         64%          67%         75%         75%
Average Commission Rate Paid................................. $0.0594    $0.0557         N/A          N/A         N/A         N/A


                                                                                       Year Ended
                                                              6/30/92(2)   6/30/91(2)   6/30/90(2)   6/30/89(2)    6/30/88(2)
Net Asset Value, Beginning of Period.........................  $8.920      $9.970        $10.870       $8.130        $9.120

Income From Investment Operations
---------------------------------
Net Investment Income (Loss)(3)..............................  (0.005)     (0.020)         0.146        0.018        (0.066)
Net Gains or Losses on Securities
          (both realized and unrealized).....................   2.625      (0.460)         1.224        3.042        (0.924)
                                                                -----      ------         ------      -------        ------
    Total From Investment Operations.........................   2.620      (0.480)         1.370        3.060        (0.990)
                                                                -----      ------         ------      -------        ------

Less Distributions
------------------
Dividends (from net investment income).......................   none       (0.050)        (0.050)        none          none
Distributions (from capital gains)...........................  (0.160)     (0.520)        (2.220)      (0.320)         none
                                                                -----      ------         ------      -------        ------
    Total Distributions......................................  (0.160)     (0.570)        (2.270)      (0.320)         none
                                                                -----      ------         ------      -------        ------

Net Asset Value, End of Period............................... $11.380      $8.920         $9.970      $10.870        $8.130
                                                              =======      ======         ======      =======        ======



Total Return.................................................  29.31%(4)   (4.82%)(4)     14.32%(4)    39.27%(4)    (10.86%)(4)
------------

------------------------------------------------------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's omitted)....................$124,548     $78,631        $88,274      $67,111       $59,879
Ratio of Expenses to Average Daily Net Assets................   1.18%       1.29%          1.27%        1.28%         1.20%
Ratio of Net Investment Income (Loss) to Average
 Daily Net Assets............................................  (0.43%)    (0.24%)          0.82%        0.19%        (0.51%)
Portfolio Turnover Rate......................................     76%         67%            80%          48%           63%
Average Commission Rate Paid.................................     N/A         N/A            N/A          N/A           N/A


-----------------------------
(1) Data are derived from Trend Fund Institutional Class (until September 6, 1994, referred to as Trend Fund (Institutional) class), which commenced operations on November 23, 1992. Ratios and total return for the period November 23, 1992 through June 30, 1993 have been annualized.
(2) Data are derived from data of Trend Fund A Class (until September 6, 1994, referred to as Trend Fund class) which was subject to 12b-1 distribution expenses effective June 1, 1992.
(3) 1995, 1996 and 1997 per share information was based on the average shares outstanding method.
(4) Does not reflect the maximum front-end sales charge that is or was in effect for Trend Fund A Class.

INVESTMENT OBJECTIVE AND POLICIES


SUITABILITY AND CERTAIN RISK FACTORS
         The Fund may be suitable for investors interested in long-term capital appreciation. The prices of common stocks, especially those of smaller companies, tend to fluctuate, particularly in the shorter term. The Fund's net asset value also may fluctuate in response to the condition of individual companies and general market and economic conditions and, as a result, the Fund is not appropriate for short-term investors. Investors should be willing to accept the risks associated with investments in securities of growth-oriented and emerging issuers, some of which may be speculative and subject the Fund to an additional investment risk.

                                *     *     *

         Ownership of Fund shares can reduce the bookkeeping and administrative inconveniences that would be connected with direct purchases of the types of securities in which the Fund invests.

         Investors should not consider a purchase of Fund shares as equivalent to a complete investment program. The Delaware Group includes a family of funds, generally available through registered investment dealers, which may be used together to create a more complete investment program.

INVESTMENT STRATEGY
         The objective of the Fund is long-term capital appreciation. The Fund's strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies which, in the opinion of the Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth.

         The Fund will seek to identify changing and dominant trends within the economy, the political arena and our society. The Fund will purchase securities which it believes will benefit from these trends and which have the fundamentals to exploit them. The fundamentals include managerial skills, product development and sales and earnings.

         In investing for capital appreciation, the Fund may hold securities for any period of time. The Fund may also invest in foreign securities.

         This Fund is designed primarily for capital appreciation. Providing current income is not an objective of the Fund. Any income produced is expected to be minimal. Though income is not an objective of the Fund, should the market warrant a temporary defensive approach, the Fund may also invest in cash equivalents, and fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as corporate bonds.

         Although the Fund will constantly strive to attain the objective of long-term capital growth, there can be no assurance that it will be attained. The objective of the Fund may not be changed without shareholder approval.

         For additional information about the Fund's investment policies and certain risks associated with investments in certain types of securities, see Other Investment Policies and Risk Considerations. Part B provides more information concerning the Fund's investment policies, restrictions and risk factors.

CLASSES OF SHARES

         The Distributor serves as the national distributor for the Fund. Shares of the Class may be purchased directly by contacting the Fund or its agent or through authorized investment dealers. All purchases of shares of the Class are at net asset value. There is no front-end or contingent deferred sales charge.

         Investment instructions given on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees considering purchasing shares of the Class as part of their retirement program should contact their employer for details.

         Shares of the Class are available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

Trend Fund A Class, Trend Fund B Class and Trend Fund C Class
         In addition to offering Trend Fund Institutional Class, the Fund also offers Trend Fund A Class, Trend Fund B Class and Trend Fund C Class, which are described in a separate prospectus. Shares of Trend Fund A Class, Trend Fund B Class and Trend Fund C Class may be purchased through authorized investment dealers or directly by contacting the Fund or the Distributor. Trend Fund A Class carries a front-end sales charge and has annual 12b-1 expenses equal to a maximum of 0.30%. The maximum front-end sales charge as a percentage of the offering price is 4.75% and is reduced on certain transactions of $100,000 or more. Trend Fund B Class and Trend Fund C Class have no front-end sales charge but are subject to annual 12b-1 expenses equal to a maximum of 1%. Shares of Trend Fund B Class and Trend Fund C Class and certain shares of Trend Fund A Class may be subject to a contingent deferred sales charge upon redemption. To obtain a prospectus relating to such classes, contact the Distributor by writing to the address or by calling the phone numbers listed on the cover of this Prospectus.

HOW TO BUY SHARES

         The Fund makes it easy to invest by mail, by wire, by exchange and by arrangement with your investment dealer. In all instances, investors must qualify to purchase shares of the Class.

Investing Directly by Mail
1. Initial Purchases--An Investment Application, or in the case of a retirement account, an appropriate retirement plan application, must be completed, signed and sent with a check payable to Trend Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--Additional purchases may be made at any time by mailing a check payable to Trend Fund Institutional Class. Your check should be identified with your name(s) and account number.

Investing Directly by Wire
         You may purchase shares by requesting your bank to transmit funds by wire to CoreStates Bank, N.A., ABA #031000011, account number 1412893401 (include your name(s) and your account number).

1. Initial Purchases--Before you invest, telephone the Fund's Client Services Department at 800- 828-5052 to get an account number. If you do not call first, it may delay processing your investment. In addition, you must promptly send your Investment Application, or in the case of a retirement account, an appropriate retirement plan application, for Trend Fund Institutional Class, to Delaware Group at 1818 Market Street, Philadelphia, PA 19103.

2. Subsequent Purchases--You may make additional investments anytime by wiring funds to CoreStates Bank, N.A., as described above. You must advise your Client Services Representative by telephone at 800-828-5052 prior to sending your wire.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Group and you qualify to purchase shares of the Class, you may write and authorize an exchange of part or all of your investment into the Fund. However, shares of Trend Fund B Class and Trend Fund C Class and Class B Shares and Class C Shares of the other funds in the Delaware Group offering such a class of shares may not be exchanged into the Class. If you wish to open an account by exchange, call your Client Services Representative at 800-828-5052 for more information. See Redemption and Exchange for more complete information concerning your exchange privileges.

Investing through Your Investment Dealer
         You can make a purchase of Fund shares through most investment dealers who, as part of the service they provide, must transmit orders promptly to the Fund. They may charge for this service.

Purchase Price and Effective Date
         The purchase price (net asset value) is determined as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The effective date of a purchase is the date the order is received by the Fund, its agent or designee. The effective date of a direct purchase is the day your wire, electronic transfer or check is received, unless it is received after the time the share price is determined, as noted above. Purchase orders received after such time will be effective the next business day.

The Conditions of Your Purchase
         The Fund reserves the right to reject any purchase order. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Group. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under $250 as a result of redemptions.

REDEMPTION AND EXCHANGE

         Redemption and exchange requests made on behalf of participants in an employer-sponsored retirement plan are made in accordance with directions provided by the employer. Employees should therefore contact their employer for details.

         Your shares will be redeemed or exchanged based on the net asset value next determined after the Fund receives your request in good order. For example, redemption and exchange requests received in good order after the time the net asset value of shares is determined will be processed on the next business day. See Purchase Price and Effective Date under How to Buy Shares. Except as otherwise noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. With regard to exchanges, you must also provide the name of the fund you want to receive the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Fund at 800-828-5052. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         Shares of the Class may be exchanged into any other Delaware Group mutual fund, provided: (1) the investment satisfies the eligibility and other requirements set forth in the prospectus of the fund being acquired, including the payment of any applicable front-end sales charge; and (2) the shares of the fund being acquired are in a state where that fund is registered. If exchanges are made into other shares that are eligible for purchase only by those permitted to purchase shares of the Class, such exchange will be exchanged at net asset value. Shares of the Class may not be exchanged into Class B Shares or Class C Shares of the funds in the Delaware Group. The Fund may suspend, terminate or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Various redemption and exchange methods are outlined below. No fee is charged by the Fund or the Distributor for redeeming or exchanging your shares, although, in the case of an exchange, a sales charge may apply. You may also have your investment dealer arrange to have your shares redeemed or exchanged. Your investment dealer may charge for this service.

         All authorizations given by shareholders, including selection of any of the features described below, shall continue in effect until such time as a written revocation or modification has been received by the Fund or its agent.

Written Redemption and Exchange
         You can write to the Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares or to request an exchange of any or all of your shares into another mutual fund in the Delaware Group, subject to the same conditions and limitations as other exchanges noted above. The request must be signed by all owners of the account or your investment dealer of record.

         For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and may require a signature guarantee. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. Certificates are issued for shares only if you submit a specific request. If your shares are in certificate form, the certificate must accompany your request and also be in good order.

         You also may submit your written request for redemption or exchange by facsimile transmission at the following number: 215-255-8864.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption--Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption-Check to Your Address of Record
         You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your record address. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request.

Telephone Redemption-Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must submit a written authorization and you may need to have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. Redemption proceeds will be wired or mailed to your bank provided that purchase orders for shares being redeemed have settled and checks tendered as payment for shares being redeemed have cleared. There are no fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call your Client Services Representative prior to the time the net asset value is determined, as noted above.

Telephone Exchange
         You or your investment dealer of record can exchange shares into any fund in the Delaware Group under the same registration. As with the written exchange service, telephone exchanges are subject to the same conditions and limitations as other exchanges noted above. Telephone exchanges may be subject to limitations as to amounts or frequency.

DIVIDENDS AND DISTRIBUTIONS

         The Fund will make payments from net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year if necessary to comply with certain requirements of the Internal Revenue Code (the "Code"). Both dividends and distributions, if any, are automatically reinvested in your account at net asset value.

         Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Class will not incur any distribution fee under the 12b-1 Plans which apply to Trend Fund A Class, Trend Fund B Class and Trend Fund C Class.

TAXES

         The tax discussion set forth below is included for general information only. Investors should contact their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.

         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code.

         The Fund intends to distribute substantially all of its net investment income and net capital gains, if any. Dividends from net investment income or net short-term capital gains will be taxable to those investors who are subject to income taxes as ordinary income, even though received in additional shares. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice from Equity Funds III, Inc. to the Fund's shareholders. For the fiscal year ended June 30, 1997, none of the Fund's dividends from net investment income qualified for the dividends-received deduction.

         Distributions paid by the Fund from long-term capital gains, received in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

         Although dividends generally will be treated as distributed when paid, dividends which are declared in October, November, or December to shareholders of record on a specified date in one of those months, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the year declared.

         The sale of shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between the Fund and any other fund in the Delaware Group. Any loss incurred on a sale or exchange of the Fund's shares that had been held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

         In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes. Shares of the Fund are exempt from Pennsylvania county personal property taxes.

         Each year, Equity Funds III, Inc. will mail to you information on the tax status of the Fund's dividends and distributions. Shareholders will also receive each year information as to the portion of dividend income, if any, that is derived from U.S. government securities that are exempt from state income tax. Of course, shareholders who are not subject to tax on their income would not be required to pay tax on amounts distributed to them by the Fund.

         Equity Funds III, Inc. is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Investment Application your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

         See Taxes in Part B for additional information on tax matters relating to the Fund and its shareholders.

CALCULATION OF NET ASSET VALUE PER SHARE

         The purchase and redemption price of the Class is the net asset value ("NAV") per share of Class shares next computed after the order is received. The NAV is computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open.

         The NAV per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith and in a method approved by Equity Funds III, Inc.'s Board of Directors.

         The net asset values of all outstanding shares of each class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a class, based on each class' percentage in the Fund represented by the value of shares of such classes, except that the Class will not incur any of the expenses under Equity Funds III, Inc.'s 12b-1 Plans and Trend Fund A, B and C Classes alone will bear the 12b-1 Plan fees payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of the Fund will vary.

MANAGEMENT OF THE FUND

Directors
         The business and affairs of Equity Funds III, Inc. are managed under the direction of its Board of Directors. Part B contains additional information regarding Equity Funds III, Inc.'s directors and officers.

Investment Manager
         The Manager furnishes investment management services to the Fund.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in the various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

         The Manager is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. In connection with the merger, a new Investment Management Agreement between the Fund and the Manager was executed following shareholder approval.

         The Manager manages the Fund's portfolio and makes investment decisions, which are implemented by the Fund's Trading Department. The Manager also administers Equity Funds III, Inc.'s affairs and pays the salaries of all the directors, officers and employees of Equity Funds III, Inc. who are affiliated with the Manager. For these services, the Manager is paid an annual fee of 3/4 of 1% of the average daily net assets of the Fund, less all directors' fees paid to unaffiliated directors of Equity Funds III Inc. This fee was paid by the Fund during the last fiscal year. This fee is higher than that paid by many other funds. The fee may be higher or lower than that paid by funds with comparable investment objectives. Investment management fees paid by the Fund for the fiscal year ended June 30, 1997 were 0.75% of average daily net assets.

         Gerald S. Frey has primary responsibility for making day-to-day investment decisions for the Fund. Mr. Frey has been Vice President/Senior Portfolio Manager of the Fund since March 1997 and was Co-Manager from June 1996 to March 1997. Mr. Frey has 20 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining the Delaware Group in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

         In making investment decisions for the Fund, Mr. Frey regularly consults with Wayne A. Stork, Marshall T. Bassett, William H. Miller, John A. Heffern and Lori Wachs. Mr. Stork, Chairman of the Manager and Equity Funds III, Inc.'s Board of Directors, is a graduate of Brown University and attended New York University's Graduate School of Business Administration. Mr. Stork joined the Delaware Group in 1962 and has served in various executive capacities at different times within the Delaware organization. Marshall T.

Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received his bachelor's degree and MBA from Duke University. Mr. Miller is a Vice President/Assistant Portfolio Manager. He holds a BA in Economics from Trinity College. Prior to joining the Delaware Group in 1995, he worked as a technology analyst for Janney Montgomery Scott in Philadelphia and he has also served as an institutional salesman for Rutherford Brown & Catherwood. John A. Heffern, Vice President, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental studies.

Portfolio Trading Practices
         The Fund normally will not invest for short-term trading purposes. However, the Fund may sell securities without regard to the length of time they have been held. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Given the Fund's investment objective, its annual portfolio turnover rate may exceed 100%. For the past two fiscal years, the Fund's portfolio turnover rates were 90% for 1996 and 115% for 1997.

         The Fund uses its best efforts to obtain the best available price and most favorable execution for portfolio transactions. Orders may be placed with brokers or dealers who provide brokerage and research services to the Manager or its advisory clients. These services may be used by the Manager in servicing any of its accounts. Subject to best price and execution, the Fund may consider a broker/dealer's sales of shares of funds in the Delaware Group of funds in placing portfolio orders and may place orders with broker/dealers that have agreed to defray certain expenses of such funds, such as custodian fees.

Performance Information
         From time to time, the Fund may quote total return performance of the Class in advertising and other types of literature.

         Total return will be based on a hypothetical $1,000 investment, reflecting the reinvestment of all distributions at net asset value. Each presentation will include the average annual total return for one-, five- and ten-year periods. The Fund may also advertise aggregate and average total return information concerning the Class over additional periods of time.

         Because stock prices fluctuate, investment results of the Class will fluctuate over time and past performance should not be considered a guarantee of future results.

Statements and Confirmations
         You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends. You should examine statements and confirmations immediately and promptly report any discrepancy by calling your Client Services Representative.


Financial Information about the Fund
         Each fiscal year, you will receive an audited annual report and an unaudited semi-annual report. These reports provide detailed information about the Fund's investments and performance. Equity Funds III, Inc.'s fiscal year ends on June 30.

Distribution and Service
         The Distributor, Delaware Distributors, L.P., serves as the national distributor for the Fund's shares under a separate Distribution Agreement with Equity Funds III, Inc. dated April 3, 1995, as amended on November 29, 1995. The Distributor bears all of the costs of promotion and distribution.

         The Transfer Agent, Delaware Service Company, Inc., serves as the shareholder servicing, dividend disbursing and transfer agent for the Fund under an agreement dated as of June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The directors of Equity Funds III, Inc. annually review service fees paid to the Transfer Agent. Certain recordkeeping services and other shareholder services that otherwise would be performed by the Transfer Agent may be performed by certain other entities and the Transfer Agent may elect to enter into an agreement to pay such other entities for those services. In addition, participant account maintenance fees may be assessed for certain recordkeeping services provided as part of retirement plan and administration service packages. These fees are based on the number of participants in the plan and the various services selected. Fees will be quoted upon request and are subject to change.

         The Distributor and the Transfer Agent are also indirect, wholly owned subsidiaries of DMH.


Expenses
         The Fund is responsible for all of its own expenses other than those borne by the Manager under the Investment Management Agreement and those borne by the Distributor under the Distribution Agreement. For the fiscal year ended June 30, 1997, the ratio of operating expenses to average daily net assets for the Class was 1.08%.

Shares
         Equity Funds III, Inc. is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Commonly known as a mutual fund, Equity Funds III, Inc. was organized as a Maryland corporation on March 4, 1983. Equity Funds III, Inc. was previously organized as a Delaware corporation organized in 1966. Fund shares have a par value of $.50, equal voting rights, except as noted below, and are equal in all other respects.

         Equity Funds III, Inc. shares have noncumulative voting rights which means that the holders of more than 50% of Equity Funds III, Inc.'s shares voting for the election of directors can elect 100% of the directors if they choose to do so. Under Maryland law, Equity Funds III, Inc. is not required, and does not intend, to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of Equity Funds III, Inc.'s outstanding shares may request that a special meeting be called to consider the removal of a director.

         In addition to the Class, the Fund also offers Trend Fund A Class, Trend Fund B Class and Trend Fund C Class of shares which represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the Class, except that shares of the Class are not subject to, and may not vote on matters affecting, the Distribution Plans under Rule 12b-1 relating to Trend Fund A Class, Trend Fund B Class and Trend Fund C Class.

         Effective as of August 29, 1997, the name of Delaware Group Trend Fund, Inc. was changed to Delaware Group Equity Funds III, Inc.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

Restricted and Illiquid Securities
         The Fund may purchase privately placed securities the resale of which is restricted under applicable securities laws. Such securities may offer a higher return than comparably registered securities but involve some additional risk as they can be resold only in privately negotiated transactions, in accordance with an exemption from the registration requirements under applicable securities laws or after registration. The Fund will not purchase illiquid assets, including such restricted securities, if more than 10% of the value of its assets would then consist of illiquid securities.

         Certain of the privately placed securities acquired by the Fund will be eligible for resale by the Fund pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A permits many privately placed or legally restricted securities to be freely traded without restriction among certain institutional buyers such as the Fund.

         While maintaining oversight, the Board of Directors of the Fund has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security;
(ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 10% limit on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements
        The Fund may invest in repurchase agreements, but will not normally do so except to invest excess cash balances. In a repurchase agreement, the Fund purchases a security and simultaneously agrees to sell it back to the seller at a set (generally higher) price. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent.

Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, subject to overall supervision by the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Borrowings
         Although the Fund is permitted under certain circumstances to borrow money, it does not normally do so. The Fund will not purchase new securities while any borrowings are outstanding.

                                                  ------------------------------
                                                  TREND FUND INSTITUTIONAL
                                                  ------------------------------

For more information, contact Delaware Group at 800-828-5052.


INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street                                PROSPECTUS
Philadelphia, PA  19103

                                                  ------------------------------
SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,                              AUGUST 29, 1997
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006
                                                                     DELAWARE
                                                                     GROUP
                                                                     -----

--------------------------------------------------------------------------------
                                     PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                 AUGUST 29, 1997


--------------------------------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS III, INC.
(formerly Delaware Group Trend Fund, Inc.)

--------------------------------------------------------------------------------
1818 Market Street
Philadelphia, PA  19103
--------------------------------------------------------------------------------
For more information about Trend Fund Institutional Class:  800-828-5052

For Prospectus and Performance of Trend Fund A Class, Trend Fund B Class and Trend Fund C Class: Nationwide 800-523-4640

Information on Existing Accounts of Trend Fund A Class, Trend Fund B Class and Trend Fund C Class: (SHAREHOLDERS ONLY)
         Nationwide 800-523-1918

Dealer Services:  (BROKER/DEALERS ONLY)
         Nationwide 800-362-7500
-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------
Cover Page                                                                    1
-------------------------------------------------------------------------------
Investment Objective and Policies                                             3
-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------
Determining Offering Price and
         Net Asset Value
-------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------
Dividends and Realized Securities
         Profits Distributions
-------------------------------------------------------------------------------
Taxes
-------------------------------------------------------------------------------
Investment Management Agreement
-------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------
Appendix A - IRA Information
-------------------------------------------------------------------------------
Appendix B - Performance Overview
-------------------------------------------------------------------------------
Appendix C - The Company Life Cycle
-------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------

         Delaware Group Equity Funds III, Inc. ("Equity Funds III, Inc.") (formerly Delaware Group Trend Fund, Inc.) is a professionally-managed mutual fund of the series type which currently offers shares of Trend Fund series (the "Fund"). This Statement of Additional Information ("Part B" of the registration statement) describes the Fund's four classes (individually, a "Class" and collectively, the "Classes") of shares - Trend Fund A Class (the "Class A Shares"), Trend Fund B Class (the "Class B Shares"), Trend Fund C Class (the "Class C Shares") (together, the "Fund Classes") and Trend Fund Institutional Class (the "Institutional Class").

         Class B Shares, Class C Shares and Institutional Class shares of the Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1%, which are assessed against the Class C Shares for the life of the investment.

         This Part B supplements the information contained in the current Prospectus for the Fund Classes dated August 29, 1997 and the current Prospectus for the Institutional Class dated August 29, 1997, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Class may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

         All references to "shares" in this Part B refer to all Classes of shares of Equity Funds III, Inc., except where noted.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund, which is a fundamental policy and cannot be changed without shareholder approval, is capital appreciation. The strategy is to invest primarily in the common stocks and securities convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of Delaware Management Company, Inc. (the "Manager"), are responsive to changes within the marketplace and have the fundamental characteristics to support growth. Income will not be a significant investment factor except so far as future dividend growth may affect market appraisal of a security. Purchases and sales of portfolio securities will be based upon management's judgment of economic and market trends in addition to fundamental investment analysis. The Fund will seek to identify changing and dominant trends affecting securities values which it believes will offer the opportunities for growth of capital, such as trends in the overall economic environment (including social, political, monetary and technological trends); trends within a company and its industry reflected by, for example, improving managerial skills, new product development and sales and earnings trends; and trends in market prices of various types of categories of investments. Since the production of income is not an objective of the Fund, any income earned and paid to shareholders will likely be minimal. An investor should not consider a purchase of Fund shares as equivalent to a complete investment program.

         Although the Fund will constantly strive to attain the objective of capital appreciation, of course there can be no assurance that it will be attained. It also should be borne in mind that investing in securities believed to have a potential for capital appreciation may involve exposure to a greater risk than securities which do not have growth characteristics, and that the shares of the Fund will fluctuate in value. Investing for this objective, the Fund usually will invest in common stocks or securities convertible into common stocks of emerging and other growth-oriented companies, some of which may be of a speculative nature and subject the Fund to an additional risk. However, from time to time, the Fund may, in its judgment, depending upon prevailing circumstances, and for defensive purposes without limit as to the proportion of assets invested, hold varying proportions of cash, U.S. government securities, nonconvertible securities and straight debt securities.

         In investing for capital appreciation, the Fund may hold securities for any period of time. See Portfolio Turnover under Trading Practices and Brokerage.

Investment Restrictions
         The Fund has the following investment restrictions which may not be amended without approval of a majority of the outstanding voting securities, which is the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         The Fund shall not:

         1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Acquire control of any company.

         3. Purchase or retain securities of any company which has an officer or director who is an officer or director of the Fund, or an officer, director or partner of its investment manager if, to the knowledge of the Fund, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Invest in securities of other investment companies except at customary brokerage commissions rates or in connection with mergers, consolidations or offers of exchange.

         5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

         6. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.) Any investment in real estate together with any investment in illiquid assets cannot exceed 10% of the value of the Fund's assets.

         7. Sell short any security or property.

         8. Deal in commodities.

         9. Borrow money in excess of 10% of the value of its assets, and then only as a temporary measure for extraordinary or emergency purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         10. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         11. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         12. Act as an underwriter of securities of other issuers.

         13. Permit long or short positions on shares of the Fund to be taken by its officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however, as described under Purchasing Shares.

         14. Invest more than 25% of its assets in any one particular industry.

         Although it is not a matter of fundamental policy, the Fund has also made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. In addition, although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Directors determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis. While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest excess cash balances.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the Investment Company Act of 1940 (the "1940 Act") to allow the Delaware Group funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

         While the Fund is permitted under certain circumstances to borrow money and invest in investment company securities, it does not normally do so. Investment securities will not normally be purchased while the Fund has an outstanding borrowing.

         The Fund may purchase privately placed securities which may be resold only in privately negotiated transactions, in accordance with an exemption from registration under applicable securities laws or after registration. The registration process may involve delays which could result in the Fund obtaining a less favorable price on resale. In addition, to the extent that there is no established trading market for restricted securities, it will be more difficult for the Fund to obtain precise valuations for such securities in its portfolio. As a result, judgment may play a greater role in valuing such securities than is normally the case.

         Certain of the privately placed securities acquired by the Fund will be eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Equity Funds III, Inc.'s Board of Directors has instructed the Manager to consider the following factors in determining the liquidity of Rule 144A Securities: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities.

         Although it is not a matter of fundamental policy, the Fund may invest not more than 5% of its assets in foreign securities. Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

Portfolio Loan Transactions
         The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of the Fund know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

PERFORMANCE INFORMATION


         From time to time, the Fund may state each Class' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. The Fund may also advertise aggregate and average total return information of each Class over additional periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                            n
                                      P(1+T)  = ERV

Where:       P    =   a hypothetical initial purchase order of $1,000 from
                      which, in the case of only Class A Shares, the maximum front-end sales charge, if any, is deducted;

             T    =   average annual total return;

             n    =   number of years;

           ERV    =  redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable
                     CDSC, if any, with respect to Class B Shares and Class C
                     Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representative of the results which may be realized from an investment in the Fund in the future.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The performance of Class A Shares and the Institutional Class, as shown below, is the average annual total return quotations through June 30, 1997, computed as described above. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charges paid on the purchase of shares. The average annual total return for the Class A Shares at net asset value (NAV) does not reflect the payment of the maximum front-end sales charge of 4.75%. Stock prices fluctuated during the periods covered and past results should not be considered as representative of future performance. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.

                     Average Annual Total Return
                    Class A                Class A
                   Shares(1)(2)           Shares(1)         Institutional
                   (At Offer)             (At NAV)             Class(3)
   1 year
   ended
   6/30/97          (3.16%)                1.67%                1.94%

   3 years
   ended
   6/30/97          17.77%                 19.70%               20.00%

   5 years
   ended
   6/30/97          17.30%                 18.45%               18.72%

   10 years
   ended
   6/30/97          14.53%                 15.09%               15.21%

   15 years
   ended
   6/30/97          16.13%                 16.51%               16.59%

   Period
   10/3/68(4)
   through
   6/30/97          9.12%                  9.31%                9.35%

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.

(2) Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end charge.

(3) Date of initial public offering of Institutional Class shares was November 23, 1992.

(4)  Date of initial public offering of Class A Shares.

         The performance of Class B Shares, as shown below, is the average annual total return quotation through June 30, 1997. The average annual total return for Class B Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1997. The average annual total return for Class B Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1997 and therefore does not reflect the deduction of a CDSC.

                           Average Annual Total Return

                                  Class B Shares           Class B Shares
                                   (Including                (Excluding
                                    Deferred                  Deferred
                                  Sales Charge)             Sales Charge)
          1 year
          ended
          6/30/97                   (2.70%)                    0.96%

          Period
          9/6/94(1)
          through
          6/30/97                   16.97%                     17.77%

(1) Date of initial public offering of Class B Shares.

         The performance of Class C Shares, as shown below, is the average annual total return quotation through June 30, 1997. The average annual total return for Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at June 30, 1997. The average annual total return for Class C Shares excluding deferred sales charge assumes the shares were not redeemed at June 30, 1997 and therefore does not reflect the deduction of a CDSC.


                           Average Annual Total Return

                                 Class C Shares             Class C Shares
                                  (Including                 (Excluding
                                   Deferred                   Deferred
                                 Sales Charge)              Sales Charge)
          1 year
          ended
          6/30/97                   0.03%                      0.95%

          Period
          11/29/95(1)
          through
          6/30/97                   12.63%                     12.63%

(1) Date of initial public offering of Class C Shares.

         From time to time, the Fund may quote actual total return performance of its Class in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors.

For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect the maximum sales charge, if any, paid for the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         From time to time, the Fund may also quote each Class' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by the Standard and Poor's 500 ("S&P 500") Stock Index and the Dow Jones Industrial Average and other unmanaged indices.

         The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks considered by the Manager to be more aggressive than those tracked by these indices.

         Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable activity and performance of the Fund and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of the Fund. Any indices used are not managed for any investment goal.

         CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently-managed mutual funds.

         Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

         Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

         Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class through June 30, 1997. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Comparative information on the S&P 500 Stock Index, the Dow Jones Industrial Average and the NASDAQ Composite Index is also included.

         The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered a guarantee of future performance.


                                                       Cumulative Total Return
                                                                           Standard
                                 Class A                 Institu-          & Poor's           Dow Jones         NASDAQ
                                 Shares(1)               tional            500 Stock          Industrial        Composite
                                 (at Offer)              Class(2)          Index(3)           Average(3)        Index(3)
        3 months
        ended
        6/30/97                    7.03%                 12.40%             17.44%             17.08%            18.04%

        6 months
        ended
        6/30/97                    0.66%(5)               5.87%             20.60%             20.12%            11.70%

        9 months
        ended
        6/30/97                   (1.76%)                 3.35%             30.64%             32.40%            17.54%

        1 year
        ended
        6/30/97                   (3.16%)                 1.94%             34.68%             38.54%            34.68%

        3 years
        ended
        6/30/97                   63.34%                 72.79%            113.83%            127.49%           113.83%

        5 years
        ended
        6/30/97                  122.19%                135.80%            146.33%            163.26%           146.33%

        10 years
        ended
        6/30/97                  288.41%                311.91%            291.72%            332.84%           239.57%

        15 years
        ended
        6/30/97                  842.46%                900.39%           1240.27%           1515.31%           741.84%

        Period
        10/3/68(3)
        through
        6/30/97                 1129.73%               1205.19%           2471.52%           2618.96%           N/A

(1) Class A Shares began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments. Prior to November 29, 1995, the maximum front-end sales charge was 5.75%. Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75%, and the above performance numbers are calculated using 4.75% as the applicable sales charge, and are more favorable than they would have been had they been calculated using the former front-end sales charge.

(2) Date of initial public offering of Institutional Class shares was November 23, 1992. Pursuant to applicable regulation, total return shown for the Institutional Class for the periods prior to the commencement of operations of such Class is calculated by taking the performance of the Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods no adjustment has been made to eliminate the impact of 12b-1 payments, and performance would have been affected had such an adjustment been made.
(3)      Source: Lipper Analytical

(4)      Date of initial public offering of Class A Shares.

(5) For the six months ended June 30, 1997, cumulative total return for Trend Fund A Class at net asset value was 5.68%.


                                                       Cumulative Total Return

                                Class B          Class B
                                Shares           Shares
                                (Including       (Excluding       Standard
                                Deferred         Deferred         & Poor's          Dow Jones        NASDAQ
                                Sales            Sales            500 Stock         Industrial       Composite
                                Charge)          Charge)          Index (2)         Average (2)      Index(2)
        3 months
        ended
        6/30/97                 8.20%            12.20%           17.44%             17.08%           18.04%

        6 months
        ended
        6/30/97                 1.34%             5.34%           20.60%             20.12%           11.70%

        9 months
        ended
        6/30/97                (1.43%)            2.57%           30.64%             32.40%           17.54%

        1 year
        ended
        6/30/97                (2.70%)            0.96%           34.68%             38.54%           34.68%

        Period
        9/6/94(1)
        through
        6/30/97                55.90%            58.50%           98.90%           1090.74%           88.35%

(1)      Date of initial public offering of Class B Shares.

(2)      Source: Lipper Analytical


                                                       Cumulative Total Return

                                          Class C          Class C
                                          Shares           Shares
                                          (Including       (Excluding       Standard
                                          Deferred         Deferred         & Poor's         Dow Jones        NASDAQ
                                          Sales            Sales            500 Stock        Industrial       Composite
                                          Charge)          Charge)          Index (2)        Average (2)      Index(2)
                 3 months
                 ended
                 6/30/97                  11.14%           12.14%           17.44%           17.08%           18.04%

                 6 months
                 ended
                 6/30/97                   4.35%            5.35%           20.60%           20.12%           11.70%

                 9 months
                 ended
                 6/30/97                   1.54%            2.54%           30.64%           32.40%           17.54%

                 1 year
                 ended
                 6/30/97                   0.03%            0.95%           34.68%           38.54%           34.68%

                 Period
                 11/29/95(1)
                 through
                 6/30/97                  20.79%           20.79%           51.12%           56.45%           36.15%

(1)      Date of initial public offering of Class C Shares.

(2)      Source:  Lipper Analytical

         For additional performance information, see Appendix B.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. Investors also should consider their financial ability to continue to purchase shares during periods of high fund share prices. Delaware Group offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                              Number
                      Investment           Price Per         of Shares
                        Amount               Share           Purchased

       Month 1          $100                $10.00              10
       Month 2          $100                $12.50               8
       Month 3          $100                $ 5.00              20
       Month 4          $100                $10.00              10
       ----------------------------------------------------------------
                        $400                $37.50              48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Group of funds.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
         Results of various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

                    8%             10%             12%             14%
                    Rate of        Rate of         Rate of         Rate of
                    Return         Return          Return          Return
                    ------         ------          ------          ------
     1 Year         $10,824        $11,038         $11,255         $11,475
     2 Years        $11,717        $12,184         $12,668         $13,168
     3 Years        $12,682        $13,449         $14,258         $15,111
     4 Years        $13,728        $14,845         $16,047         $17,340
     5 Years        $14,859        $16,386         $18,061         $19,898
     6 Years        $16,084        $18,087         $20,328         $22,833
     7 Years        $17,410        $19,965         $22,879         $26,202
     8 Years        $18,845        $22,038         $25,751         $30,067
     9 Years        $20,399        $24,326         $28,983         $34,503
    10 Years        $22,080        $26,851         $32,620         $39,593

         These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

         The Fund selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where the Fund either buys the securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended June 30, 1995, 1996 and 1997, the aggregate dollar amounts of brokerage commissions paid by the Fund were $542,083, $584,737 and $928,343, respectively.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended June 30, 1997, portfolio transactions of the Fund in the amount of $90,442,770, resulting in brokerage commissions of $252,420, were directed to brokers for brokerage and research services provided.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds III, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Group of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         In investing for capital appreciation, the Fund may hold securities for any period of time. It is anticipated that, given the Fund's investment objective, its annual portfolio turnover rate will be higher than that of many other investment companies. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. The degree of portfolio activity will affect brokerage costs of the Fund and may affect taxes payable by the Fund's shareholders. Total brokerage costs generally increase with higher portfolio turnover rates. To the extent the Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares.

         The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the Fund's portfolio turnover rates were 90% for 1996 and 115% for 1997.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's four classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for additional information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds III, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds III, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, which are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds III, Inc. reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest.

         The NASD has adopted Rules of Fair Practice, as amended, relating to investment company sales charges. Equity Funds III, Inc. and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds III, Inc. for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A, Class B and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another class.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

                               Trend Fund A Class

-----------------------------------------------------------------------------------
                                                                       Dealer's
                                  Front-End Sales Charge as a % of   Commission***
       Amount of Purchase             Offering         Amount          as a % of
                                       Price          Invested**    Offering Price
------------------------------------------------------------------------------------
Less than $100,000                     4.75%            4.96%           4.00%
$100,000 but under $250,000            3.75             3.90            3.00
$250,000 but under $500,000            2.50             2.57            2.00
$500,000 but under $1,000,000*         2.00             2.03            1.60

  * There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.

 ** Based on the net asset value per share of Class A Shares as of the end of Equity Funds III, Inc.'s most recent fiscal year.

*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
-------------------------------------------------------------------------------

      The Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by the Fund. Such reduced front-end sales charges are not retroactive.

      From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charges shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the Securities Act of 1933 (the "1933 Act").
-------------------------------------------------------------------------------

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                     Dealer's Commission
                                                     (as a percentage of
       Amount of Purchase                             amount purchased)
       ------------------                            -------------------

       Up to $2 million                                   1.00%
       Next $1 million up to $3 million                   0.75
       Next $2 million up to $5 million                   0.50
       Amount over $5 million                             0.25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) may be aggregated with those of Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.


Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for Class B Shares of the Fund:

                                                  Contingent Deferred
                                                  Sales Charge (as a
                                                     Percentage of
                                                     Dollar Amount
          Year After Purchase Made                 Subject to Charge)
          ------------------------                 ------------------

                0-2                                        4%
                3-4                                        3%
                5                                          2%
                6                                          1%
                7 and thereafter                           None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectus for the Fund Classes.


Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds III, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Fund (the "Plans"). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

         The Plans permit the Fund, pursuant to the Distribution Agreement, to pay out of the assets of the Class A, Class B and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to the Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under the Plans, and the Fund's Distribution Agreement, is on an annual basis up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. Equity Funds III, Inc.'s Board of Directors may reduce these amounts at any time.

         Effective June 1, 1992, the Board of Directors has determined that the annual fee, payable on a monthly basis, for the Class A Shares, under its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by Class A Shares, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, such Plan permits the Fund to pay a full 0.30% on all of the Fund's Class A Shares' assets at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Directors of Equity Funds III, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Equity Funds III, Inc. and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Directors in the same manner as specified above.

         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities Class B Shares of the Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Equity Funds III, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Equity Funds III, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended June 30, 1997, payments from Trend Fund A Class, Trend Fund B Class and Trend Fund C Class amounted to $1,209,554, $465,644 and $95,096, respectively. Such payments were used for the following purposes:

                                          Trend Fund         Trend Fund      Trend Fund
                                           A Class            B Class          C Class
                                           -------            -------          -------
Advertising                                $    259             -----            -----
Annual/Semi-Annual Reports                 $  6,498             -----            -----
Broker Trails                              $958,423           $105,495           -----
Broker Sales Charges                         -----            $175,374         $ 83,274
Dealer Service Expenses                    $  6,736           $  2,132         $    794
Interest on Broker Sales Charges             -----            $150,576         $  4,731
Commissions to Wholesalers                 $ 76,719           $ 18,682         $  3,456
Promotional-Broker Meetings                $ 29,773           $  5,724         $  1,024
Promotional-Other                          $101,146             -----            -----
Prospectus Printing                        $ 13,964             -----            -----
Telephone                                  $  2,655           $     90         $    217
Wholesaler Expenses                        $ 13,381           $  7,571         $  2,400
Other                                        -----              -----            -----

Other Payments to Dealers - Class A, Class B and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, directors and employees of Equity Funds III, Inc., any other fund in the Delaware Group, the Manager, the Manager's affiliates, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC. Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed.

         Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. In addition, purchases of Class A Shares may be made by financial institutions investing for the account of their trust customers which are not eligible to purchase shares of the Fund's Institutional Class. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Fund may reasonably require to establish eligibility for purchase at net asset value.

         Investors in Delaware-Voyageur Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the Funds in the Delaware Group at net asset value.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the institutional class of the Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Delaware Investment & Retirement Services, Inc. ("DIRSI") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of Delaware Group funds and any stable value product available through the Delaware Group, or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Group fund and such employer has properly represented to DIRSI in writing that it has the requisite number of employees and has received written confirmation back from DIRSI.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares as a result of a change in the distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         The Fund must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds III, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding classes of shares of other Delaware Group funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Group funds.

         Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC).

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares of the Fund have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of the Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectus) in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

Trend Fund Institutional Class
         The Institutional Class is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end sales charge or CDSC and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price and, for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Group Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectus for the Fund Classes.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix B - Classes Offered in the Fund Classes' Prospectus for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for the Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                               *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.


Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds III, Inc. for proper instructions.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Fund Classes may also elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectus for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes'

Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Retirement Plans for the Fund Classes
         An investment in the Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, SIMPLE IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 457 and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectus for the Fund Classes for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class. See Trend Fund Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships and corporations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or, for years prior to 1997, elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

         An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         Effective for tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

         A company or association may establish a Group IRA for employees or members who want to purchase shares of the Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares for information on reduced front-end sales charges applicable to Class A Shares.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked.

Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Alternative Purchase Arrangements - Class B Shares and Class C Shares under Classes of Shares, Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares; and Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Fund Classes' Prospectus concerning the applicability of a CDSC upon redemption.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks.

         See Appendix A--IRA Information for additional IRA information.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may be maintained by employers having 25 of fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 00.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 00.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 00.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis.

SIMPLE 401(k)
          A SIMPLE 401(k) is like a regular 401(k) except that plan sponsors are limited to 100 employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE


         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or its designee. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated after receipt of the order by the Fund, its agent or its designee. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Fund's financial statements which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining the Fund's total net assets, portfolio securities primarily listed or traded on a national securities exchange, except for bonds, are valued at the last sale price on that exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Institutional Class will not incur any of the expenses under the Fund's 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Fund will vary.

REDEMPTION AND REPURCHASE

         Any shareholder may require the Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.

         In addition to redemption of shares by the Fund, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectus for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectus for the Fund Classes. Except for the applicable CDSC or Limited CDSC, and with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund fairly to value its assets, or in the event that the Securities and Exchange Commission has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made in either cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds III, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before the Fund involuntarily redeems shares from an account that, under the circumstances noted in the relevant Prospectus, has remained below the minimum amounts required by the Fund's Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

         Effective November 29, 1995, the minimum initial investment in Class A Shares was increased from $250 to $1,000. Class A accounts that were established prior to November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum nor subject to involuntary redemption.

                              *   *   *

         The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

         Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

         To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.

         If expedited payment under these procedures could adversely affect the Fund, the Fund may take up to seven days to pay the shareholder.

         Neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
         Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for the Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend) and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited CDSC - Class A Shares under Redemption and Exchange in the Prospectus for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         The Systematic Withdrawal Plan is not available for the Institutional Class.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         The Fund will make payments from its net investment income and net realized securities profits, if any, twice a year. The first payment would be made during the first quarter of the next fiscal year. The second payment would be made near the end of the calendar year to comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

         All dividends and any capital gains distributions will be automatically reinvested for the shareholder in additional shares of the same Class at net asset value unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

         It is the Fund's policy to pay out substantially all net investment income and net realized gains to shareholders to relieve the Fund of federal income tax liability on that portion of its income paid to shareholders under Subchapter M of the Code. The Fund has met these requirements in previous years and intends to meet them this year. Such distributions are taxable as ordinary income or capital gain to those shareholders who are liable for federal income tax. The Fund also intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisers in this regard. Shares of the Fund will be exempt from Pennsylvania personal property taxes.

         Dividends representing net investment income or short-term capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, are taxable as long-term capital gain regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Advice as to the tax status of each year's dividends and distributions, when paid, will be mailed annually. For the fiscal year ended June 30, 1997, none of the Fund's dividends from net investment income qualified for the dividends-received deduction.

         If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The Fund's portfolio securities had an unrealized appreciation for tax purposes of $120,941,579 as of June 30, 1997.

         Prior to purchasing shares of the Fund, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of Equity Funds III, Inc.'s Board of Directors.

         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On June 30, 1997, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $37 billion in assets in various institutional or separately managed (approximately $22,302,518,000) and investment company (approximately $15,246,733,000) accounts.

         The Investment Management Agreement for the Fund is dated April 3, 1995 and was approved by shareholders on March 29, 1995. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Equity Funds III, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the directors of Equity Funds III, Inc. or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The compensation paid by the Fund for investment management services is equal to 1/16 of 1% per month (3/4 of 1% per year) of the Fund's average daily net assets, less all directors' fees paid to the unaffiliated directors of the Fund. This fee is higher than that paid by funds with comparable investment objectives. On June 30, 1997, the total net assets of the Fund were $615,152,292. Investment management fees paid by the Fund during the past three fiscal years were $2,300,627 for 1995, $3,826,146 for 1996 and $4,865,223 for
1997. Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all directors, officers and employees who are affiliated with both the Manager and the Fund.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, these include the Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders. For the fiscal year ended June 30, 1997, the ratios of expenses to average daily net assets for Class A Shares, Class B Shares, Class C Shares and Institutional Class shares were 1.34%, 2.09%, 2.09% and 1.08%, respectively. The ratios for Class A , Class B and Class C Shares reflect the impact of their 12b-1 Plans.

         By California regulation, the Manager is required to waive certain fees and reimburse the Fund for certain expenses to the extent that the Fund's annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed specified percentages of net assets. At present, the most restrictive limit is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets and 1 1/2% of any additional average daily net assets. For the fiscal year ended June 30, 1997, no reimbursement was necessary or paid.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Fund shares under a Distribution Agreement dated April 3, 1995, as amended on November 29, 1995. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of the Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated June 29, 1988. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of Equity Funds III, Inc. are managed under the direction of its Board of Directors.

         Certain officers and directors of Equity Funds III, Inc. hold identical positions in each of the other funds in the Delaware Group. On July 31, 1997, Equity Funds III, Inc.'s officers and directors owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and the Institutional Class.

         As of July 31, 1997, management believes the following accounts held 5% or more of the outstanding shares of a Class:

Class                    Name of Address of Account                         Share Amount             Percentage
-----                    --------------------------                         ------------             ----------
Class A Shares           Merrill Lynch, Pierce, Fenner & Smith
                         Attn: Fund Administration
                         4800 Deer Lake Drive East, 3rd Floor
                         Jacksonville, FL 32246                              1,855,001                  6.44%

Class B Shares           Merrill Lynch, Pierce, Fenner & Smith
                         Attn: Fund Administration
                         4800 Deer Lake Dr. East, 3rd Floor
                         Jacksonville, FL 32246                                430,866                 11.59%

Class C Shares           Merrill Lynch, Pierce, Fenner & Smith
                         Attn: Fund Administration
                         4800 Deer Lake Dr. East, 3rd Floor
                         Jacksonville, FL 32246                                173,383                 23.48%


Class                    Name and Address of Account                           Share Amount         Percentage
-----                    ---------------------------                           ------------         ----------
Institutional Class      Iceberg & Co.
                         By State Street Bank & Trust Co.
                         TRST Glaxo Inc. Retirement Plan
                         P.O. Box 1992
                         Boston, MA 02105                                        1,824,509             24.65%

                         Trustees for Harrah's Entertainment, Inc.
                         Savings and Retirement Plan
                         1023 Cherry Road
                         Memphis, TN 38117                                       1,178,138             15.92%

                         Fidelity Investments - Institutional Operations
                         CO FIICO as Agent
                         For Certain Employee Benefit Plans
                         100 Magellan 1st Floor
                         Covington, KY 41015                                     1,077,245             14.56%

                         Bank of New York
                         TRST First Hospital Corp.
                         Retirement Plan
                         Attn: Greg Tyrka
                         1 Wall Street
                         New York, NY 10005                                        399,357              5.40%

         DMH Corp., Delaware Voyageur Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between Equity Funds III, Inc. and the Manager. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and directors of Equity Funds III, Inc. hold identical positions in each of the other funds in the Delaware Group. Directors and principal officers of Equity Funds III, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

*Wayne A. Stork (60)
         Chairman, President, Chief Executive Officer, Director and/or Trustee of Equity Funds III, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management
                 Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of Delaware Distributors, Inc. and  Delaware
                 Capital Management, Inc.
         Chairman, President, Chief Executive Officer, Chief Investment Officer
                 and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                 International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                 Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.

Richard G. Unruh, Jr. (57)
         Executive Vice President of Equity Funds III, Inc., each of the other
                 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital Management, Inc.
         Executive Vice President and Director of Delaware Management Company,
                 Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

----------
* Director affiliated with Equity Funds III, Inc.'s investment manager and considered an "interested person" as defined in the 1940 Act.

Paul E. Suckow (50)
         Executive Vice President/Chief Investment Officer, Fixed Income of
                   Equity Funds III, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Company, Inc. and Delaware Management Holdings, Inc.
         Executive Vice President and Director of Founders Holdings, Inc. Executive Vice President of Delaware Capital Management, Inc.
         Director of Founders CBO Corporation.
         Director of HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                   Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.

Walter P. Babich (69)
         Director and/or Trustee of Equity Funds III, Inc. and each of the other
                   32 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA 19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
         Director and/or Trustee of Equity Funds III, Inc. and each of the other
                   32 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                   Treasurer of Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University.
                   In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (56)
         Director and/or Trustee of Equity Funds III, Inc. and each of the other
                   32 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY 10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
         Director and/or Trustee of Equity Funds III, Inc. and each of the other
                   32 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.

Thomas F. Madison (61)
         Director and/or Trustee of Equity Funds III, Inc. and each of the 32 other investment companies in the Delaware Group.
         President and Chief Executive Officer, MLM Partners, Inc.
         200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402.
         Mr. Madison has also been Chairman of the Board of Communications
                   Holdings, Inc. since 1996. From February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST Communications--Markets.

* Jeffrey J. Nick (44)
         Director and/or Trustee of Equity Funds III, Inc. and 32 other investment companies in the Delaware Group.
         President, Chief Executive Officer and Director of Lincoln National
                   Investment Companies, Inc. From 1992 to 1996, Mr. Nick was Managing Director of Lincoln National UK plc and from 1989 to 1992, he was Senior Vice President responsible for corporate planning and development for Lincoln National Corporation.

Charles E. Peck (71)
         Director and/or Trustee of Equity Funds III, Inc. and each of the other
                   32 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of
                   The Ryland Group, Inc., Columbia, MD.
















----------
* Director affiliated with Equity Funds III, Inc.'s investment manager and considered an "interested person" as defined in the 1940 Act.

David K. Downes (57)
         Executive Vice President/Chief Operating Officer/Chief Financial
                   Officer of Equity Funds III, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware Capital Management, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Chief Operating Officer, Chief Financial
                   Officer and Director of Delaware Management Company, Inc., DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc. and Delaware International Holdings Ltd.
         Chairman, Chief Executive Officer and Director of Delaware Investment &
                   Retirement Services, Inc.
         Chairman and Director of Delaware Management Trust Company President/Chief Executive Officer/Chief Financial Officer and Director
                   of Delaware Service Company, Inc.
         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                   Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992, and Vice Chairman from March 1992 through August 1992.

George M. Chamberlain, Jr. (50)
         Senior Vice President, Secretary and General Counsel of Equity Funds
                   III, Inc. and each of the other 32 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.
         Executive Vice President, Secretary, General Counsel and Director of
                   Delaware Management Trust Company.
         Senior Vice President, Secretary, General Counsel and Director of DMH
                   Corp., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
         Secretary and Director of Delaware International Holdings Ltd. Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

Gerald S. Frey (51)
         Vice President/Senior Portfolio Manager of Equity Funds III, Inc., of seven other investment companies in the Delaware Group and of Delaware Management Company, Inc.
         Before joining the Delaware Group in 1996, Mr. Frey was a Senior
                   Director with Morgan Grenfell Capital Management, New York, NY from 1986-1995.

Joseph H. Hastings (47)
         Senior Vice President/Corporate Controller of Equity Funds III, Inc., each of the other 32 investment companies in the Delaware Group and Founders Holdings, Inc.
         Senior Vice President/Corporate Controller/Treasurer of Delaware
                   Management Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Service Company, Inc., Delaware International Holdings Ltd., Delaware Distributors, Inc. and Delaware Capital Management, Inc.
         Chief Financial Officer/Treasurer of Delaware Investment & Retirement
                   Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                   Management Trust Company.
         Senior Vice President/Assistant Treasurer of Founders CBO Corporation. 1818 Market Street, Philadelphia, PA 19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                   Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.

Michael P. Bishof (35)
         Senior Vice President/Treasurer of Equity Funds III, Inc., each of the other 32 investment companies in the Delaware Group, Delaware Distributors, Inc. and Founders Holdings, Inc.
         Senior Vice President and Manager of Investment Accounting of Delaware
                   International Holdings, Inc.
         Senior Vice President/Investment Accounting of Delaware Management
                   Company, Inc. and Delaware Service Company Inc.
         Senior Vice President and Treasurer/Manager of Investment Accounting of
                   Delaware Distributors, L.P.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                   President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Equity Funds III, Inc. and the total compensation received from all Delaware Group funds for the fiscal year ended June 30, 1997 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of June 30, 1997.

                                                         Pension or
                                                         Retirement                Estimated
                                                          Benefits                  Annual           Total Compensation
                                    Aggregate              Accrued                 Benefits              from all 33
                                  Compensation           as Part of                  Upon              Delaware Group
Name                                from Fund           Fund Expenses             Retirement*       Investment Companies
W. Thacher Longstreth                $2,859                 None                     $30,000               $52,932
Ann R. Leven                         $3,143                 None                     $30,000               $57,890
Walter P. Babich                     $3,087                 None                     $30,000               $56,890
Anthony D. Knerr                     $3,087                 None                     $30,000               $56,890
Charles E. Peck                      $2,768                 None                     $30,000               $49,745
Thomas F. Madison**                    $343                 None                     $30,000                $8,770

* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of seventy years and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of June 30, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

** Thomas F. Madison joined Equity Funds III, Inc.'s Board of Directors on April
   30, 1997.

EXCHANGE PRIVILEGE

         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. The Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.

         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Class, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Fund's Prospectuses, neither the Fund nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited-Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. The Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                            *     *     *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         SmallCap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Decatur Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Decatur Total Return Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Quantum Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S. corporations.

         Delaware Group Premium Fund, Inc. offers 15 funds available exclusively as funding vehicles for certain insurance company separate accounts. Decatur Total Return Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Quantum Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

         Delaware-Voyageur US Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware-Voyageur Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware-Voyageur Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas Intangible personal property tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Utah Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Washington Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Florida Intermediate Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware-Voyageur Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware- Voyageur Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax- Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware-Voyageur Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware-Voyageur Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware-Voyageur Tax- Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital.

         Delaware-Voyageur Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.


         Aggressive Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware-Voyageur Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware-Voyageur Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         Delaware International, or its affiliate Delaware also manages the investment options for Delaware Medallion(sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers fifteen different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds available outside the annuity. See Delaware Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Fund. The Distributor ("DDLP") (for all periods after January 3, 1995) and, in its capacity as such, DDI (prior to January 3, 1995) received net commissions from the Fund on behalf of the Class A Shares, after reallowances to dealers, as follows:

                               Total
                              Amount                                  Net
                             of Under-           Amounts          Commission
                              writing           Reallowed             to
     Fiscal Year Ended      Commission          to Dealers         DDLP/DDI
     -----------------      ----------          ----------        -----------
     June 30, 1997          $1,602,046          $1,336,246         $265,831
     June 30, 1996           2,101,990           1,779,727          322,263
     June 30, 1995           1,202,397           1,042,162          160,235

         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Class A Shares as follows:

     Fiscal Year Ended                    Limited CDSC Payments
     -----------------                    ---------------------
     June 30, 1997                              $10,416
     June 30, 1996                               11,000
     June 30, 1995                               11,335

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B Shares as follows:


     Fiscal Year Ended                   CDSC Payments
     -----------------                   -------------
     June 30, 1997                         $175,785
     June 30, 1996                           29,086
     June 30, 1995*                           3,720

*Date of initial public offering was September 6, 1994.

         The Distributor received CDSC payments with respect to Class C Shares as follows:

     Fiscal Year Ended                   CDSC Payments
     -----------------                   -------------
     June 30, 1997                         $14,972
     June 30, 1996*                            480

*Date of initial public offering was November 29, 1995.

         Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the disinterested directors. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds III, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds III, Inc. to delete the words "Delaware Group" from Equity Funds III, Inc.'s name.

         Bankers Trust Company ("Bankers"), One Bankers Trust Plaza, New York, NY 10006, is custodian of the Fund's securities and cash. As custodian for the Fund, Bankers maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

         The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act, has been passed upon for Equity Funds III, Inc. by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

Capitalization
         Equity Funds III, Inc. has a present authorized capitalization of one hundred million shares of capital stock with a $.50 par value per share. The Board of Directors has allocated fifty million shares to Class A Shares, twenty-five million shares to Class B Shares, twenty-five million shares to Class C Shares and twenty-five million shares to Institutional Class shares. Each Class represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A, Class B and Class C Shares will be allocated solely to those classes.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Prior to September 6, 1994, Trend Fund A Class was known as Trend Fund class and Trend Fund Institutional Class was known as Trend Fund (Institutional) class.

         Effective as of August 29, 1997, the name of Delaware Group Trend Fund, Inc. was changed to Delaware Group Equity Funds III, Inc.

Noncumulative Voting
         Equity Funds III, Inc. shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds III, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--IRA INFORMATION

         An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         Effective tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

         As illustrated in the following tables, maintaining an IRA remains a valuable opportunity.

         For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

         Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like the Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 Invested Annually Assuming a 10% Annualized Return

   15% Tax Bracket              Single  -  $0-$24,650
   ---------------              Joint   -  $0-$41,200

                                                                                                 How Much You
         End of                Cumulative                     How Much You                      Have With Full
          Year              Investment Amount               Have Without IRA                     IRA Deduction
            1                   $ 2,000                          $  1,844                          $  2,200
            5                    10,000                            10,929                            13,431
           10                    20,000                            27,363                            35,062
           15                    30,000                            52,074                            69,899
           20                    40,000                            89,231                           126,005
           25                    50,000                           145,103                           216,364
           30                    60,000                           229,114                           361,887
           35                    70,000                           355,438                           596,254
           40                    80,000                           545,386                           973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5% (10% less 15%)]


   28% Tax Bracket              Single  -  $24,651-$59,750
   ---------------              Joint   -  $41,201-$99,600

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,544                  $  1,584              $  2,200
            5                     10,000                      8,913                     9,670                13,431
           10                     20,000                     21,531                    25,245                35,062
           15                     30,000                     39,394                    50,328                69,899
           20                     40,000                     64,683                    90,724               126,005
           25                     50,000                    100,485                   155,782               216,364
           30                     60,000                    151,171                   260,559               361,887
           35                     70,000                    222,927                   429,303               596,254
           40                     80,000                    324,512                   701,067               973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less 28%)]

[With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]


   31% Tax Bracket    Single    -  $59,751-$124,650
   ---------------    Joint     -  $99,601-$151,750

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,475                  $  1,518              $  2,200
            5                     10,000                      8,467                     9,268                13,431
           10                     20,000                     20,286                    24,193                35,062
           15                     30,000                     36,787                    48,231                69,899
           20                     40,000                     59,821                    86,943               126,005
           25                     50,000                     91,978                   149,291               216,364
           30                     60,000                    136,868                   249,702               361,887
           35                     70,000                    199,536                   411,415               596,254
           40                     80,000                    287,021                   671,855               973,704


[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less 31%)]

[With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]



  36% Tax Bracket*   Single  -  $124,651-$271,050
   ---------------    Joint   -  $151,751-$271,050

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,362                  $  1,408              $  2,200
            5                     10,000                      7,739                     8,596                13,431
           10                     20,000                     18,292                    22,440                35,062
           15                     30,000                     32,683                    44,736                69,899
           20                     40,000                     52,308                    80,643               126,005
           25                     50,000                     79,069                   138,473               216,364
           30                     60,000                    115,562                   231,608               361,887
           35                     70,000                    165,327                   381,602               596,254
           40                     80,000                    233,190                   623,170               973,704


[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less 36%)]

[With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]


   39.6% Tax Bracket*    Single  -  over $271,050
   -----------------     Joint   -  over $271,050

         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,281                  $  1,329              $  2,200
            5                     10,000                      7,227                     8,112                13,431
           10                     20,000                     16,916                    21,178                35,062
           15                     30,000                     29,907                    42,219                69,899
           20                     40,000                     47,324                    76,107               126,005
           25                     50,000                     70,677                   130,684               216,364
           30                     60,000                    101,986                   218,580               361,887
           35                     70,000                    143,965                   360,137               596,254
           40                     80,000                    200,249                   588,117               973,704


[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)]

[With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]


* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

                                   $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED ANNUALLY

                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS                39.6%*              36%*              31%               28%               15%            DEFERRED
------------------------------------------------------------------------------------------------------------------------
    10            $  3,595          $  3,719            $  3,898          $  4,008          $  4,522          $  5,187
    15               4,820             5,072               5,441             5,675             6,799             8,354
    20               6,463             6,916               7,596             8,034            10,224            13,455
    30              11,618            12,861              14,803            16,102            23,117            34,899
    40              20,884            23,916              28,849            32,272            52,266            90,519

                                   $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED ANNUALLY

                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS                39.6%*              36%*              31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------
    10            $ 28,006          $ 28,581            $ 29,400          $ 29,904          $ 32,192          $ 35,062
    15              49,514            51,067              53,314            54,714            61,264            69,899
    20              78,351            81,731              86,697            89,838           104,978           126,005
    30             168,852           180,566             198,360           209,960           269,546           361,887
    40             331,537           364,360             415,973           450,711           641,631           973,704

* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY
       The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

             After   5 years          $3,528 more
                    10 years          $6,113
                    20 years         $17,228
                    30 years         $47,295

       Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

       And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded annually, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                              8% Return                 10% Return
                              ---------                 ----------

           10 years             $31,291                    $35,062
           30 years            $244,692                   $361,887

         The statistical exhibits above are for illustration purposes only and do not reflect the actual Fund performance either in the past or in the future.

APPENDIX B - PERFORMANCE OVERVIEW

Trend Fund A Class Performance Overview
     The following table illustrates the total return on one share invested in Trend Fund A Class during the 10-year period ended June 30, 1997.(1) The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


Trend Fund A Class

                                                                                                    Cumula-
                                                                                                   tive net
                                                                                                    asset
                                          Net Asset                                                value at
                   Maximum                  Value                         Distributions            year-end
                   offering          -------------------            ------------------------        with all
  Year             price at          Begin-                          From           From           distribu-
  ended            begin-            ning            End            invest-       realized          tions
  June             ning of            of              of             ment          securi-           rein-
   30              year(2)           year            year           income       ties profits       vested
   --              -------           ----            ----           ------       ------------       ------
  1988               9.57            9.12            8.13            0.000           0.000       $    8.13
  1989               8.54            8.13           10.87            0.000           0.320           11.32
  1990              11.41           10.87            9.97            0.050           2.220           12.94
  1991              10.47            9.97            8.92            0.050           0.520           12.32
  1992               9.36            8.92           11.38            0.000           0.160           15.93
  1993              11.95           11.38           13.98            0.000           1.150           21.53
  1994              14.68           13.98           12.21            0.000           1.940           21.66
  1995              12.82           12.21           14.21            0.000           0.790           26.95
  1996              14.92           14.21           18.16            0.000           0.900           36.51
  1997              19.07           18.16           16.73            0.000           1.510           37.14
                                                                     -----          ------

Total Distributions                                                 $0.100          $8.000

RESTUBBED TABLE CONTINUED ON NEXT PAGE.

RESTUBBED TABLE

Trend Fund A Class


                                              PERCENTAGE CHANGES DURING YEAR
              -----------------------------------------------------------------------------------------------
                 Trend Fund
              -------------------
  Year        Maximum Offering Price     Net Asset Value             Standard &              Dow Jones                Consumer
 ended        to Net Asset Value        to Net Asset Value         Poor's 500(5)            Industrial(5)          Price Index(5)
 June         ------------------        ------------------         -------------            ------------           -------------
  30          Annual    Cumulative(3)  Annual    Cumulative(4)  Annual    Cumulative     Annual    Cumulative    Annual  Cumulative
  --          ------    -------------  ------    -------------  ------    ----------     ------    ----------    ------  ----------
 1988         -15.1%       -15.1%      -10.9%       -10.9%       -6.9%        -6.9%       -8.3%        -8.3%       3.9%       3.9%
 1989          32.7         18.2        39.3         24.1        20.5         12.2        18.7          8.8        5.2        9.3
 1990           8.9         35.1        14.3         41.9        16.5         30.7        22.7         33.6        4.7       14.4
 1991          -9.3         28.6        -4.8         35.1         7.4         40.4         4.6         39.7        4.7       19.8
 1992          23.2         66.3        29.3         74.6        13.4         59.2        17.7         64.4        3.1       23.5
 1993          28.8        124.9        35.2        136.1        13.4         80.5         9.2         79.6        3.0       27.2
 1994          -4.2        126.2         0.6        137.5         1.4         83.0         5.9         90.1        2.5       30.4
 1995          18.5        181.4        24.4        195.5        26.1        130.8        29.2        145.7        3.0       34.4
 1996          29.1        281.3        35.5        300.4        26.0        190.8        27.1        212.2        2.8       38.1
 1997          -3.1        287.9         1.7        307.3        34.7        291.7        38.5        332.6        2.3       41.3


(1) All figures prior to May 9, 1986 are adjusted for a 2-for-1 stock split paid on that date. Trend Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Reflects a maximum sales charge of 4.75% of total investment. There are reduced sales charges for investments of $100,000 or more.
(3) Reflects an offering price of $9.35 on June 30, 1986.
(4) Reflects a net asset value of $8.91 on June 30, 1986.
(5) Source: Lipper Analytical.

    This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX B - PERFORMANCE OVERVIEW


Trend Fund B Class Performance Overview
     The following table illustrates the total return on one share invested in Trend Fund B Class during the period September 6, 1994 (date of initial public offering) through June 30, 1997. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Trend Fund B Class

                                                                                                    Cumula-
                                                                                                   tive net
                                                                                                    asset
                                          Net Asset                                                value at
                   Maximum                  Value                         Distributions            year-end
                   offering          -------------------            ------------------------        with all
  Year             price at          Begin-                          From           From           distribu-
  ended            begin-            ning            End            invest-       realized          tions
  June             ning of            of              of             ment          securi-           rein-
   30              year              year(2)         year           income       ties profits       vested
   --              -------           ----            ----           ------       ------------       ------
 1995(1)        $   12.11          $12.11           $14.13           $0.000          $0.000         $14.13
 1996               14.13           14.13            17.92            0.000           0.900          16.30
 1997               17.92           17.92            16.37            0.000           1.510          12.23
                                                                      -----           -----
Total Distributions                                                  $0.000          $2.410


Trend Fund B Class


                                                         PERCENTAGE CHANGES DURING YEAR
              --------------------------------------------------------------------------------------------------------------------
                               Trend Fund
              --------------------------------------------
  Year        Returns Including         Returns Excluding            Standard &              Dow Jones                Consumer
 ended            CDSC                     CDSC                    Poor's 500(3)            Industrial(3)          Price Index(3)
 June         ---------------           ------------------         -------------            ------------           -------------
  30          Annual    Cumulative(2)  Annual    Cumulative(2)  Annual    Cumulative     Annual    Cumulative    Annual  Cumulative
  --          ------    -------------  ------    -------------  ------    ----------     ------    ----------    ------  ----------

 1995(1)      12.7%        12.7%        16.7%        16.7%       18.3%        18.3%       19.9%        19.9%       2.4%      2.4%
 1996         30.6         30.6         34.6         34.6        26.0         26.0        27.1         27.1        2.8       2.8
 1997         17.0         17.8          1.0          1.0        34.7         69.7        38.5         76.0        2.3       5.1


(1) Total return for the period September 6, 1994 (date of initial public offering) through June 30, 1995 is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.

(2) Reflects a net asset value of $12.11 on September 2, 1994.

(3) Source: Lipper Analytical.

    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX B - PERFORMANCE OVERVIEW

Trend Fund C Class Performance Overview
     The following table illustrates the total return on one share invested in Trend Fund C Class during the period November 29, 1995 (date of initial public offering) through June 30, 1997. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Trend Fund C Class

                                                                                                    Cumula-
                                                                                                   tive net
                                                                                                    asset
                                          Net Asset                                                value at
                   Maximum                  Value                         Distributions            year-end
                   offering          -------------------            ------------------------        with all
  Year             price at          Begin-                          From           From           distribu-
  ended            begin-            ning            End            invest-       realized          tions
  June             ning of            of              of             ment          securi-           rein-
   30              year              year(2)         year           income       ties profits       vested
   --              -------           ----            ----           ------       ------------       ------
 1996(1)         $   15.46        $  15.46        $ 18.09        $   0.000       $    0.350       $  18.51
 1997                15.46           15.46          16.54            0.000            1.510          15.61
                                                                     -----            -----
Total Distributions                                              $   0.000       $    1.860



                                                         PERCENTAGE CHANGES DURING YEAR
              --------------------------------------------------------------------------------------------------------------------
                               Trend Fund
              --------------------------------------------
  Year        Returns Including         Returns Excluding            Standard &              Dow Jones                Consumer
 ended            CDSC(1)                  CDSC(1)                 Poor's 500(3)            Industrial(3)          Price Index(3)
 June         ---------------           ------------------         -------------            ------------           -------------
  30          Annual    Cumulative(2)  Annual    Cumulative(2)  Annual    Cumulative     Annual    Cumulative    Annual  Cumulative
  --          ------    -------------  ------    -------------  ------    ----------     ------    ----------    ------  ----------
1996(1)        18.7%        18.7%       19.7%        19.7%       12.2%       12.2%        12.9%        12.9%      2.0%        2.0%
1997           12.6         12.6         1.0          1.0        34.7        51.1         38.5         56.4       2.3         4.4


---------------------
(1) Total return is on an aggregate basis. Total return for this short of a time period may not be representative of longer-term results.
(2) Reflects a net asset value of $15.46 on November 28, 1995.
(3) Source:  Lipper Analytical.


    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX B - PERFORMANCE OVERVIEW


Trend Fund Institutional Class Performance Overview
     The following table illustrates the total return on one share invested in the Trend Fund Institutional Class(1) during the 10-year period ended June 30, 1997. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Trend Fund Institutional Class

                                                                                                    Cumula-
                                                                                                   tive net
                                                                                                    asset
                                          Net Asset                                                value at
                   Maximum                  Value                         Distributions            year-end
                   offering          -------------------            ------------------------        with all
  Year             price at          Begin-                          From           From           distribu-
  ended            begin-            ning            End            invest-       realized          tions
  June             ning of            of              of             ment          securi-           rein-
   30              year              year            year           income       ties profits       vested
   --              -------           ----            ----           ------       ------------       ------

  1988               9.12            9.12            8.13            0.000           0.000          $ 8.13
  1989               8.13            8.13           10.87            0.000           0.320           11.32
  1990              10.87           10.87            9.97            0.050           2.220           12.94
  1991               9.97            9.97            8.92            0.050           0.520           12.32
  1992               8.92            8.92           11.38            0.000           0.160           15.93
  1993              11.38           11.38           13.99            0.000           1.150           21.53
  1994              13.99           13.99           12.25            0.000           1.940           21.70
  1995              12.25           12.25           14.30            0.000           0.790           27.06
  1996              14.30           14.30           18.33            0.000           0.900           36.78
  1997              18.33           16.33           16.95            0.000           1.510           37.49
                                                                     -----           -----
Total Distributions                                                 $0.100          $9.510


RESTUBBED TABLE CONTINUED ON NEXT PAGE

RESTUBBED TABLE

Trend Fund Institutional Class


                                              PERCENTAGE CHANGES DURING YEAR
              -----------------------------------------------------------------------------------------------
                 Trend Fund
              -------------------
  Year        Maximum Offering to        Net Asset Value             Standard &              Dow Jones                Consumer
 ended        Net Asset Value           to Net Asset Value         Poor's 500(3)            Industrial(3)          Price Index(3)
 June         ---------------           ------------------         -------------            ------------           -------------
  30          Annual    Cumulative     Annual    Cumulative(2)  Annual    Cumulative     Annual    Cumulative    Annual  Cumulative
  --          ------    -------------  ------    -------------  ------    ----------     ------    ----------    ------  ----------
 1988         -18.5%       -18.5%      -10.90%      -10.9%       -6.9%       -6.9%        -8.3%       -8.3%        3.9%        7.7%
 1989          27.5         13.6        39.30        24.1        20.5         12.2        18.7         8.8         5.2        13.3
 1990           4.6         29.8        14.30        41.9        16.5         30.7        22.7        33.6         4.7        18.7
 1991         -12.9         23.6        -4.80        35.1         7.4         40.4         4.6        39.7         4.7        24.3
 1992          18.3         59.8        29.30        74.6        13.4         59.2        17.7        64.4         3.1        28.1
 1993          23.7        116.0        35.20       136.1        13.6         80.8         9.2        79.6         3.0        31.9
 1994          -7.8        117.8         0.80       138.0         1.4         83.4         5.9        90.1         2.5        35.2
 1995          14.1        171.5        24.70       196.8        26.1        131.2        29.2       145.7         3.0        39.4
 1996          24.3        269.0        35.90       303.3        26.0        191.3        27.1       212.2         2.8        43.2
 1997          -6.7        276.4         1.94       311.1        34.7        292.4        38.5       332.5         0.0        00.0



(1) Performance for Trend Fund Institutional Class for periods prior to November 23, 1992 (date of initial public offering) is calculated by taking the performance of the Trend Fund A Class and adjusting it to reflect the elimination of all sales charges.

(2) Reflects a net asset value of $8.91 on June 30, 1986.

(3) Source: Lipper Analytical.

    This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes aggressive growth common stocks, which differ from those in the indices.

    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX C

The Company Life Cycle
         Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

         1. Emerging Growth--a period of experimentation in which the company builds awareness of a new product or firm.

         2. Accelerated Development--a period of rapid growth with potentially high profitability and acceptance of the product.

         3. Maturing Phase--a period of diminished real growth due to dependence on replacement or sustained product demand.

         4. Cyclical Stage--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                        Hypothetical Corporate Life Cycle

                              [Chart appears here]

         Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.

         The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Delaware Group Equity Funds III, Inc. and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended June 30, 1997 are included in the Fund's Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

    The Delaware Group includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific funds, tax-free funds, money market funds, global and international funds and closed-end equity funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Group at 800-523-4640 and shareholders of the Institutional Class should contact Delaware Group at 800-828-5052.



INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA  19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006

------------------------------------------------------------------------

DELAWARE GROUP EQUITY FUNDS III, INC.
(formerly Delaware Group Trend Fund, Inc.)

------------------------------------------------------------------------

TREND FUND

------------------------------------------------------------------------

A CLASS
------------------------------------------------------------------------

B CLASS
------------------------------------------------------------------------

C CLASS
------------------------------------------------------------------------

INSTITUTIONAL CLASS
------------------------------------------------------------------------

CLASSES OF DELAWARE GROUP
EQUITY FUNDS III,  INC.
------------------------------------------------------------------------








PART B

STATEMENT OF
ADDITIONAL INFORMATION
------------------------------------------------------------------------

AUGUST 29, 1997








                                                                      DELAWARE
                                                                      GROUP
                                                                      ---------

                                     PART C
                                     ------

                                Other Information
                                -----------------


Item 24. Financial Statements and Exhibits
         ---------------------------------

         (a) Financial Statements:

             Part A     -   Financial Highlights

            *Part B     -   Statement of Net Assets
                            Statement of Assets and Liabilities
                            Statement of Operations
                            Statement of Changes in Net Assets
                            Notes to Financial Statements
                            Accountant's Report

         * The financial statements and Accountant's Report listed above are incorporated into Part B by reference to the Registrant's Annual Report for the fiscal year ended June 30, 1997.

         (b) Exhibits:

             (1) Articles of Incorporation.
                 -------------------------

                 (a) Articles of Incorporation, as amended and supplemented through August 30, 1995, incorporated into this filing by reference to Post-Effective Amendment No. 53 filed
                     August 30, 1995.

                 (b) Executed Articles Supplementary (November 28, 1995)
                     incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                 (c) Executed Articles of Amendment (August 27, 1997) attached as Exhibit.

             (2) By-Laws. By-Laws, as amended through August 30, 1995,
                 incorporated into this filing by reference to Post- Effective Amendment No. 53 filed August 30, 1995.

             (3) Voting Trust Agreement. Inapplicable.

PART C - Other Information
(Continued)

             (4) Copies of All Instruments Defining the Rights of Holders.
                 --------------------------------------------------------

                 (a) Articles of Incorporation, Articles of Amendment and
                     Articles Supplementary.

                     (i) Incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

                     (ii) Executed Articles Supplementary (November 28, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                     (iii) Executed Articles of Amendment (August 27, 1997) attached as Exhibit 24(b)(1)(c).

                 (b) By-Laws. Incorporated into this filing by reference to
                     Post-Effective Amendment No. 53 filed August 30, 1995.

             (5) Investment Management Agreement. Investment Management
                 Agreement between Delaware Management Company, Inc. and the Registrant dated April 3, 1995 incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

             (6) (a) Distribution Agreement.
                     ----------------------

                     (i) Executed Distribution Agreement (April 3, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                     (ii) Executed Amendment No. 1 to Distribution Agreement (November 29, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                 (b) Administration and Service Agreement.  Form of
                     Administration and Service Agreement (as amended November
                     1995) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed November 20, 1995.

                 (c) Dealer's Agreement. Dealer's Agreement (as amended November
                     1995) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed November 20, 1995.

                 (d) Mutual Fund Agreement for the Delaware Group of Funds (as
                     amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

PART C - Other Information
(Continued)

             (7) Bonus, Profit Sharing, Pension Contracts.
                 ----------------------------------------

                 (a) Amended and Restated Profit Sharing Plan (November 17,
                     1994) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

                 (b) Amendment to Profit Sharing Plan (December 21, 1995)
                     (Module) incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

             (8) Custodian Agreement.
                 -------------------
                 (a) Executed Custodian Agreement (June 1, 1996) between the
                     Registrant and Bankers Trust Company attached as Exhibit.

                 (b) Form of Securities Lending Agreement (1996) between the
                     Registrant and Bankers Trust Company incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

             (9) Other Material Contracts.
                 ------------------------
                 (a) Shareholders Services Agreement (June 29, 1988)
                     incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                 (b) Executed Delaware Group of Funds Fund Accounting Agreement
                     (August 19, 1996) between the Registrant and Delaware Service Company, Inc. attached as Exhibit.

                     (i) Executed Amendment No. 1 (September 30, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                     (ii) Executed Amendment No. 2 (November 29, 1996) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                     (iii) Executed Amendment No. 3 (December 27, 1996) to
                           Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                     (iv) Executed Amendment No. 4 (February 24, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

PART C - Other Information
(Continued)

                          (a) Executed Amendment No. 4A (April 14, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                     (v) Executed Amendment No. 5 (May 1, 1997) to Schedule A to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

                     (vi) Executed Amendment No. 6 (July 21, 1997) to Schedule A
                          to Delaware Group of Funds Fund Accounting Agreement attached as Exhibit.

             (10) Opinion of Counsel. Filed with letter relating to Rule 24f-2 on August 27, 1997.

             (11) Consent of Auditors. Attached as Exhibit.

          (12-13) Inapplicable.

             (14) Model Plans. Incorporated into this filing by reference to
                  Post-Effective Amendment No. 53 filed August 30, 1995.

           **(15) Plans under Rule 12b-1.
                  ----------------------

                  (a) Plan under Rule 12b-1 for Class A (November 29, 1995)
                      incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                  (b) Plan under Rule 12b-1 for Class B (November 29, 1995)
                      incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                  (c) Plan under Rule 12b-1 for Class C (November 29, 1995)
                      incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

             (16) Schedules of Computation for each Performance Quotation.
                  -------------------------------------------------------

                  (a) Incorporated into this filing by reference to Post-
                      Effective Amendment No. 53 filed August 30, 1995.

                  (b) Schedules of Computation for each Performance Quotation for periods not previously electronically filed attached as Exhibit.

             (17) Financial Data Schedules. Attached as Exhibit.
                  ------------------------

**  Relates only to Trend Fund A Class, Trend Fund B Class and Trend Fund C
    Class.

PART C - Other Information
(Continued)

             (18) Plan under Rule 18f-3.
                  ---------------------

                  (a) Plan under Rule 18f-3 (as amended May 1, 1996)
                      incorporated into this filing by reference to Post-Effective Amendment No. 55 filed August 28, 1996.

                  (b) Form of Amended Appendix A (1997) to Plan under Rule 18f-3 attached as Exhibit.

             (19) Other: Directors' Power of Attorney.
                         ----------------------------

                  (a) Incorporated into this filing by reference to Post-
                      effective Amendment No. 53 filed August 30, 1995.

                  (b) Power of Attorney for Thomas F. Madison and Jeffrey J.
                      Nick attached as Exhibit.

Item 25. Persons Controlled by or under Common Control with Registrant. None.
         -------------------------------------------------------------

Item 26. Number of Holders of Securities.
         -------------------------------


               (1)                                       (2)

                                                      Number of
         Title of Class                               Record Holders
         --------------                               --------------
         Delaware Group Trend Fund, Inc.'s:

         Trend Fund A Class
         Common Stock Par Value                       34,006 Accounts as of
         $.50 Per Share                               July 31, 1997

         Trend Fund B Class
         Common Stock Par Value                       6,046 Accounts as of
         $.50 Per Share                               July 31, 1997

         Trend Fund C Class
         Common Stock Par Value                       846 Accounts as of
         $.50 Per Share                               July 31, 1997

         Trend Fund Institutional Class
         Common Stock Par Value                       70 Accounts as of
         $.50 Per Share                               July 31, 1997

PART C - Other Information
(Continued)

Item 27. Indemnification. Incorporated into this filing by reference to Post-Effective Amendment No. 31 filed June 27, 1983 and Article VII of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 53 filed August 30, 1995.

Item 28. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

         Delaware Management Company, Inc. (the "Manager") serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Group (Delaware Group Equity Funds I, Inc., Delaware Group Equity Funds II, Inc., Delaware Group Equity Funds IV, Inc., Delaware Group Equity Funds V, Inc., Delaware Group Government Fund, Inc., Delaware Group Limited-Term Government Funds, Inc., Delaware Group Cash Reserve, Inc., Delaware Group Tax-Free Fund, Inc., DMC Tax-Free Income Trust-Pennsylvania, Delaware Group Tax-Free Money Fund, Inc., Delaware Group Premium Fund, Inc., Delaware Group Global & International Funds, Inc., Delaware Pooled Trust, Inc., Delaware Group Adviser Funds, Inc., Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Voyageur Tax-Free Funds, Inc., Voyageur Intermediate Tax-Free Funds, Inc., Voyageur Insured Funds, Inc., Voyageur Funds, Inc., Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Inc., Voyageur Mutual Funds II, Inc., Voyageur Mutual Funds III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Inc., Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.) and provides investment advisory services to institutional accounts, primarily retirement plans and endowment funds. In addition, certain directors of the Manager also serve as directors/trustees of the other Delaware Group funds, and certain officers are also officers of these other funds. A company owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Group (see Item 29 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Group.

         The following persons serving as directors or officers of the Manager have held the following positions during the past two years:


Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    -----------------------------------------------
Wayne A.Stork                         Chairman of the Board, President, Chief Executive Officer, Chief Investment
                                      Officer and Director of Delaware Management Company, Inc.; Chairman of the
                                      Board, President, Chief Executive Officer and Director of the Registrant, each of the other funds in the Delaware Group, Delaware Management Holdings,
                                      Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings,
                                      Inc.; Chairman of the Board and Director of Delaware Distributors, Inc. and
                                      Delaware Capital Management, Inc.; Director of Delaware Service Company,
                                      Inc. and Delaware Investment & Retirement Services, Inc.; and Chairman, Chief
                                      Executive Officer and Director of Delaware International Advisers Ltd.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)


Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    -----------------------------------------------
Richard G. Unruh, Jr.                 Executive Vice President and Director of Delaware Management Company,
                                      Inc.; Executive Vice President of the Registrant, each of the other funds in the
                                      Delaware Group, Delaware Management Holdings, Inc. and Delaware Capital
                                      Management, Inc.; and Director of Delaware International Advisers Ltd.

                                      Board of Directors, Chairman of Finance Committee, Keystone Insurance Company
                                      since 1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman
                                      of Finance Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street,
                                      Philadelphia, PA; Board of Directors, Metron, Inc. since 1995, 11911 Freedom
                                      Drive, Reston, VA

Paul E. Suckow                        Executive Vice President/Chief Investment Officer, Fixed Income of Delaware
                                      Management Company, Inc., the Registrant, each of the other funds in the
                                      Delaware Group and Delaware Management Holdings, Inc.; Executive Vice
                                      President and Director of Founders Holdings, Inc.; Executive Vice President of
                                      Delaware Capital Management, Inc.; and Director of Founders CBO
                                      Corporation

                                      Director, HYPPCO Finance Company Ltd.

David K. Downes                       Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                      Director of Delaware Management Company, Inc., DMH Corp, Delaware
                                      Distributors, Inc., Founders Holdings, Inc.and Delaware International Holdings
                                      Ltd.; Executive Vice President, Chief Operating Officer and Chief Financial
                                      Officer of the Registrant and each of the other funds in the Delaware Group,
                                      Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                      Capital Management, Inc. and Delaware Distributors, L.P.; President, Chief
                                      Executive Officer, Chief Financial Officer and Director of Delaware Service
                                      Company, Inc.; Chairman, Chief Executive Officer and Director of Delaware
                                      Investment & Retirement Services, Inc.; Chairman and Director of Delaware
                                      Management Trust Company; and Director of Delaware International Advisers
                                      Ltd.

                                      Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton
                                      Place, Newtown Square, PA




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    ------------------------------------------------
George M. Chamberlain, Jr.            Senior Vice President, Secretary, General Counsel and Director of Delaware
                                      Management Company, Inc., DMH Corp., Delaware Distributors, Inc.,
                                      Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Capital
                                      Management, Inc. and Delaware Investment & Retirement Services, Inc.; Senior
                                      Vice President, Secretary and General Counsel of the Registrant and each of the other funds in the Delaware Group, Delaware Distributors, L.P. and Delaware
                                      Management Holdings, Inc.; Executive Vice President, Secretary, General
                                      Counsel and Director of Delaware Management Trust Company; Secretary and
                                      Director of Delaware International Holdings Ltd.; and Director of Delaware
                                      International Advisers Ltd.

Richard J. Flannery                   Senior Vice President/Corporate and International Affairs of the Registrant,
                                      each of the other funds in the Delaware Group, Delaware Management
                                      Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                      Distributors, Inc., Delaware Distributors, L.P., Delaware Management Trust
                                      Company, Delaware Capital Management, Inc., Delaware Service Company,
                                      Inc. and Delaware Investment & Retirement Services, Inc.; Senior Vice
                                      President/Corporate and International Affairs and Director of Founders
                                      Holdings, Inc. and Delaware International Holdings Ltd.; Senior Vice President
                                      of Founders CBO Corporation; and Director of Delaware International Advisers
                                      Ltd.

                                      Director, HYPPCO Finance Company Ltd.

                                      Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverton,
                                      PA; Director and Member of Executive Committee of Stonewall Links, Inc.
                                      since 1991, Bulltown Rd., Elverton, PA

Michael P. Bishof(1)                  Senior Vice President and Treasurer of the Registrant, each of the other funds in the Delaware Group, Delaware Distributors, Inc. and Founders Holdings, Inc.;
                                      Senior Vice President/Investment Accounting of Delaware Management
                                      Company, Inc. and Delaware Service Company, Inc.; Senior Vice President and
                                      Treasurer/Manager,Investment Accounting of Delaware Distributors, L.P.;
                                      Assistant Treasurer of Founders CBO Corporation; and Senior Vice President
                                      and Manager of Investment Accounting of Delaware International Holdings Ltd.




* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    -----------------------------------------------
Joseph H. Hastings                    Senior Vice President/Corporate Controller and Treasurer of Delaware
                                      Management Holdings, Inc., DMH Corp., Delaware Management Company,
                                      Inc., Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware Service
                                      Company, Inc. and Delaware International Holdings, Inc.; Senior Vice
                                      President/Corporate Controller of the Registrant, each of the other funds in the
                                      Delaware Group and Founders Holdings, Inc.; Executive Vice President, Chief
                                      Financial Officer and Treasurer of Delaware Management Trust Company; Chief
                                      Financial Officer and Treasurer of Delaware Investment & Retirement Services,
                                      Inc.; and Senior Vice President/Assistant Treasurer of Founders CBO
                                      Corporation

Michael T. Taggart                    Senior Vice President/Facilities Management and Administrative Services of
                                      Delaware Management Company, Inc.

Douglas L. Anderson                   Senior Vice President/Operations of Delaware Management Company, Inc.,
                                      Delaware Investment and Retirement Services, Inc. and Delaware Service
                                      Company, Inc.; Senior Vice President/Operations and Director of Delaware
                                      Management Trust Company

James L. Shields                      Senior Vice President/Chief Information Officer of Delaware Management
                                      Company, Inc., Delaware Service Company, Inc. and Delaware Investment &
                                      Retirement Services, Inc.

Eric E. Miller                        Vice President, Assistant Secretary and Deputy General Counsel of the
                                      Registrant, each of the other funds in the Delaware Group, Delaware
                                      Management Company, Inc., Delaware Management Holdings, Inc., DMH
                                      Corp., Delaware Distributors, L.P., Delaware Distributors Inc., Delaware
                                      Service Company, Inc., Delaware Management Trust Company, Founders
                                      Holdings, Inc., Delaware Capital Management, Inc. and Delaware Investment &
                                      Retirement Services, Inc.

Richelle S. Maestro                   Vice President and Assistant Secretary of Delaware Management Company,
                                      Inc., the Registrant, each of the other funds in the Delaware Group, Delaware
                                      Management Holdings, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                      Inc., Delaware Service Company, Inc., DMH Corp., Delaware Management
                                      Trust Company, Delaware Capital Management, Inc., Delaware Investment &
                                      Retirement Services, Inc. and Founders Holdings, Inc.; Secretary of Founders
                                      CBO Corporation; and Assistant Secretary of Delaware International Holdings
                                      Ltd.

                                      Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia,
                                      PA


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    -----------------------------------------------
Richard Salus(1)                      Vice President/Assistant Controller of Delaware Management Company, Inc.
                                      and Delaware Management Trust Company

                                      Bruce A. Ulmer Vice President/Director of LNC Internal Audit of Delaware
                                      Management Company, Inc., the Registrant, each of the other funds in the
                                      Delaware Group, Delaware Management Holdings, Inc., DMH Corp., Delaware
                                      Management Trust Company and Delaware Investment & Retirement Services, Inc.

Steven T. Lampe(2)                    Vice President/Taxation of Delaware Management Company, Inc., the
                                      Registrant, each of the other funds in the Delaware Group, Delaware
                                      Management Holdings, Inc., DMH Corp., Delaware Distributors, L.P.,
                                      Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                      Management Trust Company, Founders Holdings, Inc., Founders CBO
                                      Corporation, Delaware Capital Management, Inc. and Delaware Investment &
                                      Retirement Services, Inc.

Christopher Adams(3)                  Vice President/Strategic Planning of Delaware Management Company, Inc. and
                                      Delaware Service Company, Inc.

Susan L. Hanson                       Vice President/Strategic Planning of Delaware Management Company, Inc. and
                                      Delaware Service Company, Inc.

Dennis J. Mara(4)                     Vice President/Acquisitions of Delaware Management Company, Inc.

Scott Metzger                         Vice President/Business Development of Delaware Management Company, Inc.
                                      and Delaware Service Company, Inc.

Lisa O. Brinkley                      Vice President/Compliance of Delaware Management Company, Inc., the Registrant,
                                      each of the other funds in the Delaware Group, DMH Corp., Delaware Distributors,
                                      L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware
                                      Management Trust Company, Delaware Capital Management, Inc. and Delaware
                                      Investment & Retirement Services, Inc.

Rosemary E. Milner                    Vice President/Legal Registrations of Delaware Management Company, Inc.,
                                      the Registrant, each of the other funds in the Delaware Group, Delaware
                                      Distributors, L.P. and Delaware Distributors, Inc.

Gerald T. Nichols                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      the Registrant, each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings,
                                      Inc.; and Treasurer, Assistant Secretary and Director of Founders CBO
                                      Corporation


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    ------------------------------------------------
Paul A. Matlack                       Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      each of the tax-exempt funds, the fixed income funds and the closed-end funds in the Delaware Group; Vice President of Founders Holdings, Inc.; and President and
                                      Director of Founders CBO Corporation.

Gary A. Reed                          Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Capital Management, Inc.

Patrick P. Coyne                      Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      each of the tax-exempt funds and the fixed income funds in the Delaware Group and Delaware Capital Management, Inc.

Roger A. Early                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      each of the tax-exempt funds and the fixed income funds in the Delaware Group

Mitchell L. Conery(5)                 Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      each of the tax-exempt and fixed income funds in the Delaware Group

George H. Burwell                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc. and
                                      each of the equity funds in the Delaware Group

John B. Fields                        Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      each of the equity funds in the Delaware Group and Delaware Capital Management,
                                      Inc.

Gerald S. Frey(6)                     Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.,
                                      the Registrant and each of the equity funds in the Delaware Group

Christopher Beck                      Vice President/Senior Portfolio Manager of Delaware Management Company,
                                      Inc. and each of the equity funds in the Delaware Group

Elizabeth H. Howell(7)                Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.

Andrew M. McCullagh, Jr.(8)           Vice President/Senior Portfolio Manager of Delaware Management Company, Inc.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                    Positions and Offices with the Manager and its
Business Address *                    Affiliates and Other Positions and Offices Held
------------------                    -----------------------------------------------
Paul Grillo                           Vice President/Portfolio Manager of Delaware Management Company, Inc., each of the tax-exempt and fixed income funds in the Delaware Group

William H. Miller                     Vice President/Assistant Portfolio Manager of Delaware Management
                                      Company, Inc.


(1) SENIOR MANAGER, Ernst & Young LLP prior to December 1996.
(2) TAX MANAGER, Price Waterhouse LLP prior to October 1995.
(3) SENIOR ASSOCIATE, FAS, Coopers & Lybrand LLP prior to October 1995.
(4) CORPORATE CONTROLLER, IIS prior to July 1997 and DIRECTOR, FINANCIAL PLANNING, Decision One prior to March 1996.
(5) INVESTMENT OFFICER, Travelers Insurance prior to January 1997.
(6) SENIOR DIRECTOR, Morgan Grenfell Capital Management prior to June 1996.
(7) SENIOR PORTFOLIO MANAGER, Voyageur Fund Managers, Inc. prior to May 1997.
(8) SENIOR VICE PRESIDENT/SENIOR PORTFOLIO MANAGER, Voyageur Asset Manager LLC prior to April 1997.


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

Item 29. Principal Underwriters.
         ----------------------

         (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Group.

         (b) Information with respect to each director, officer or partner of principal underwriter:

Name and Principal                                  Positions and Offices                       Positions and Offices
Business Address *                                  with Underwriter                            with Registrant
------------------                                  ---------------------                       ----------------------
Delaware Distributors, Inc.                         General Partner                             None

Delaware Management
Company, Inc.                                       Limited Partner                             Investment Manager

Delaware Capital
Management, Inc.                                    Limited Partner                             None

Bruce D. Barton                                     President and Chief Executive               None
                                                    Officer


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                               Positions and Offices                          Positions and Offices
Business Address *                               with Underwriter                               with Registrant
------------------                               ---------------------                          ---------------------
David K. Downes                                  Senior Vice President,                         Executive Vice President/
                                                 Chief Administrative Officer                   Chief Operating Officer/
                                                 and Chief Financial Officer                    Chief Financial Officer

George M. Chamberlain, Jr.                       Senior Vice President/Secretary/               Senior Vice President/
                                                 General Counsel                                Secretary/General Counsel

Terrence P. Cunningham                           Senior Vice President/                         None
                                                 Financial Institutions

Thomas E. Sawyer                                 Senior Vice President/                         None
                                                 National Sales Director

Dana B. Hall                                     Senior Vice President/                         None
                                                 Key Accounts

Mac McAuliffe                                    Senior Vice President/Sales                    None
                                                 Manager, Western Division

William F. Hostler                               Senior Vice President/                         None
                                                 Marketing Services

J. Chris Meyer                                   Senior Vice President/                         None
                                                 Director Product Management

Stephen H. Slack                                 Senior Vice President/Wholesaler               None

William M. Kimbrough                             Senior Vice President/Wholesaler               None

Daniel J. Brooks                                 Senior Vice President/Wholesaler               None

Richard J. Flannery                              Senior Vice President/Corporate                Senior Vice President/
                                                 and International Affairs                      Corporate and International
                                                                                                Affairs

Bradley L. Kolstoe                               Senior Vice President/                         None
                                                 Western Division Sales Manager

Henry W. Orvin                                   Senior Vice President/Eastern                  None
                                                 Division Sales Manager - Wire/
                                                 Regional Channel


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                               Positions and Offices                          Positions and Offices
Business Address *                               with Underwriter                               with Registrant
------------------                               ----------------------                         ----------------------
Michael P. Bishof                                Senior Vice President and Treasurer/           Senior Vice President/
                                                 Manager, Investment Accounting                 Treasurer

Eric E. Miller                                   Vice President/Assistant                       Vice President/Assistant
                                                 Secretary/Deputy General                       Secretary/Deputy General
                                                 Counsel                                        Counsel

Richelle S. Maestro                              Vice President/                                Vice President/
                                                 Assistant Secretary                            Assistant Secretary

Steven T. Lampe                                  Vice President/Taxation                        Vice President/Taxation

Joseph H. Hastings                               Vice President/                                Senior Vice President/
                                                 Corporate Controller/                          Corporate Controller
                                                 Treasurer

Lisa O. Brinkley                                 Vice President/Compliance                      Vice President/Compliance

Rosemary E. Milner                               Vice President/Legal Registrations             Vice President/Legal
                                                                                                Registrations

Daniel H. Carlson                                Vice President/Strategic Marketing             None

Diane M. Anderson                                Vice President/Plan Record                     None
                                                 Keeping and Administration

Anthony J. Scalia                                Vice President/Defined Contribution            None
                                                 Sales, Southwest Territory

Courtney S. West                                 Vice President/Defined Contribution            None
                                                 Sales, Northeast Territory

Denise F. Guerriere                              Vice President/Client Services                 None

Gordon E. Searles                                Vice President/Client Services                 None

Julia R. Vander Els                              Vice President/Participant Services            None

Jerome J. Alrutz                                 Vice President/Retail Sales                    None

Joanne A. Mettenheimer                           Vice President/New Business                    None
                                                 Development


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                               Positions and Offices                          Positions and Offices
Business Address *                               with Underwriter                               with Registrant
------------------                               ---------------------                          ----------------------
Scott Metzger                                    Vice President/Business                        Vice President/Business
                                                 Development                                    Development

Stephen C. Hall                                  Vice President/Institutional Sales             None

Gregory J. McMillan                              Vice President/                                None
                                                 National Accounts

Christopher H. Price                             Vice President/Manager,                        None
                                                 Insurance

Stephen J. DeAngelis                             Vice President/Product                         None
                                                 Development

Zina DeVassal                                    Vice President/Financial                       None
                                                 Institutions

Andrew W. Whitaker                               Vice President/Financial                       None
                                                 Institutions

Jesse Emery                                      Vice President/Marketing                       None
                                                 Communications

Darryl S. Grayson                                Vice President, Broker/Dealer                  None
                                                 Internal Sales

Susan T. Friestedt                               Vice President/Client Services                 None

Dinah J. Huntoon                                 Vice President/Product                         None
                                                 Manager Equity

Soohee Lee                                       Vice President/Fixed Income                    None
                                                 Product Management

Michael J. Woods                                 Vice President/UIT Product                     None
                                                 Management

Ellen M. Krott                                   Vice President/Marketing                       None

Dale L. Kurtz                                    Vice President/Marketing Support               None

Holly W. Reimel                                  Vice President/Manager,                        None
                                                 Key Accounts

* Business address of each is 1818 Market Street, Philadelaphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                               Positions and Offices                          Positions and Offices
Business Address *                               with Underwriter                               with Registrant
------------------                               ---------------------                          ----------------------
David P. Anderson                                Vice President/Wholesaler                      None

Lee D. Beck                                      Vice President/Wholesaler                      None

Gabrielle Bercze                                 Vice President/Wholesaler                      None

Terrence L. Bussard                              Vice President/Wholesaler                      None

William S. Carroll                               Vice President/Wholesaler                      None

William L. Castetter                             Vice President/Wholesaler                      None

Thomas J. Chadie                                 Vice President/Wholesaler                      None

Thomas C. Gallagher                              Vice President/Wholesaler                      None

Douglas R. Glennon                               Vice President/Wholesaler                      None

Ronald A. Haimowitz                              Vice President/Wholesaler                      None

Christopher L. Johnston                          Vice President/Wholesaler                      None

Michael P. Jordan                                Vice President/Wholesaler                      None

Jeffrey A. Keinert                               Vice President/Wholesaler                      None

Thomas P. Kennett                                Vice President/ Wholesaler                     None

Debbie A. Marler                                 Vice President/Wholesaler                      None

Nathan W. Medin                                  Vice President/Wholesaler                      None

Roger J. Miller                                  Vice President/Wholesaler                      None

Patrick L. Murphy                                Vice President/Wholesaler                      None

Stephen C. Nell                                  Vice President/Wholesaler                      None

Julia A. Nye                                     Vice President/Wholesaler                      None

Joseph T. Owczarek                               Vice President/Wholesaler                      None



* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Name and Principal                               Positions and Offices                          Positions and Offices
Business Address *                               with Underwriter                               with Registrant
------------------                               ---------------------                          ----------------------
Marey Ellen Pernice-Fadden                       Vice President/Wholesaler                      None

Mark A. Pletts                                   Vice President/Wholesaler                      None

Philip G. Rickards                               Vice President/Wholesaler                      None

Laura E. Roman                                   Vice President/Wholesaler                      None

Linda Schulz                                     Vice President/Wholesaler                      None

Edward B. Sheridan                               Vice President/Wholesaler                      None

Robert E. Stansbury                              Vice President/Wholesaler                      None

Julia A. Stanton                                 Vice President/Wholesaler                      None

Larry D. Stone                                   Vice President/Wholesaler                      None

Edward J. Wagner                                 Vice President/Wholesaler                      None

Wayne W. Wagner                                  Vice President/Wholesaler                      None

John A. Wells                                    Vice President/Marketing                       None
                                                 Technology

Scott Whitehouse                                 Vice President/Wholesaler                      None


* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

         (c) Not Applicable.

Item 30. Location of Accounts and Records.
         --------------------------------

         All accounts and records are maintained in Philadelphia at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

PART C - Other Information
(Continued)

Item 31. Management Services. None.
         -------------------

Item 32. Undertakings.
         ------------

         (a) Not Applicable.

         (b) Not Applicable.

         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         (d) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 27th day of August, 1997.
                                         DELAWARE GROUP EQUITY FUNDS III, INC.
                                      (formerly Delaware Group Trend Fund, Inc.)

                                                        By  /S/ Wayne A. Stork
                                                            --------------------
                                                               Wayne A. Stork
                                              Chairman of the Board, President,
                                            Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                Signature                                                 Title                                    Date
----------------------------------------                 ------------------------------------                -----------------
                                                         Chairman of the Board, President,
/s/ Wayne A. Stork                                       Chief Executive Officer and Director                 August 27, 1997
----------------------------------------
Wayne A. Stork
                                                         Executive Vice President/Chief Operating
                                                         Officer/Chief Financial Officer
/s/ David K. Downes                                      (Principal Financial Officer and Principal           August 27, 1997
----------------------------------------                 Accounting Officer)
David K. Downes

/s/Walter P. Babich                    *                 Director                                             August 27, 1997
----------------------------------------
Walter P. Babich

/s/Anthony D. Knerr                    *                 Director                                             August 27, 1997
----------------------------------------
Anthony D. Knerr

/s/Ann R. Leven                        *                 Director                                             August 27, 1997
----------------------------------------
Ann R. Leven

/s/W. Thacher Longstreth               *                 Director                                             August 27, 1997
----------------------------------------
W. Thacher Longstreth

/s/Thomas F. Madison                   *                 Director                                             August 27, 1997
----------------------------------------
Thomas F. Madison

/s/Jeffrey J. Nick                     *                 Director                                             August 27, 1997
----------------------------------------
Jeffrey J. Nick

/s/Charles E. Peck                     *                 Director                                             August 27, 1997
----------------------------------------
Charles E. Peck

                                                    *By /s/ Wayne A. Stork
                                                        --------------------
                                                        Wayne A. Stork
                                                     as Attorney-in-Fact for
                                                   each of the persons indicated


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A



















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS



Exhibit No.                            Exhibit
----------                             -------
EX-99.B1C                              Articles of Amendment (August 27, 1997)

EX-99.B8A                              Executed Custodian Agreement (June 1, 1996) between the Registrant and
                                       Bankers Trust Company

EX-99.B9B                              Delaware Group of Funds Fund Accounting Agreement (August 19, 1996)
MODULE NAME                            between the Registrant and Delaware Service Company, Inc.
(FUND_ACCT_AGT)

EX-99.B9BI                             Amendment No. 1 (September 30, 1996) to Schedule A to Delaware Group
                                       of Funds Fund Accounting Agreement

EX-99.B9BII                            Amendment No. 2 (November 29, 1996) to Schedule A to Delaware Group of
                                       Funds Fund Accounting Agreement

EX-99.B9BIII                           Amendment No. 3 (December 27, 1996) to Schedule A to Delaware Group of
                                       Funds Fund Accounting Agreement

EX-99.B9BIV                            Amendment No. 4 (February 24, 1997) to Schedule A to Delaware Group of
                                       Funds Fund Accounting Agreement

EX-99.B9BIVA                           Amendment No. 4A (April 14, 1997) to Schedule A to Delaware Group of
                                       Funds Fund Accounting Agreement

EX-99.B9BV                             Amendment No. 5 (May 1, 1997) to Schedule A to Delaware Group of Funds
                                       Fund Accounting Agreement

EX-99.B9BVI                            Amendment No. 6 (July 21, 1997) to Schedule A to Delaware Group of Funds
                                       Fund Accounting Agreement

EX-99.B11                              Consent of Auditors

EX-99.B16                              Schedules of Computation for each Performance Quotation for periods not previously electronically filed

EX-27                                  Financial Data Schedules

EX-99.B18B                             Amended Appendix A (1997) to Plan under Rule 18f-3

EX-99.B19B                             Power of Attorney for Thomas F. Madison and Jeffrey J. Nick
